                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]      Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            AT&T Capital Corporation
                          Capita Preferred Funding L.P.
                              Capita Preferred Trust
                        --------------------------------
              (Names of Registrants as Specified In Their Charters)

                        --------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                            AT&T CAPITAL CORPORATION
                           OFFER TO PURCHASE FOR CASH
                            ANY AND ALL OUTSTANDING
                             CAPITA PREFERRED TRUST
           9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                        ('TOPRS'sm'') (CUSIP 139710206)
                                     for
                            $        PER SECURITY



     THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON                      , 1998, UNLESS EXTENDED.


     AT&T Capital Corporation, a Delaware corporation ('AT&T Capital'), invites the holders of 9.06% Trust Originated Preferred SecuritiesSM ('TOPrS'sm'') (liquidation amount $25 per Trust Preferred Security) ('Trust Preferred Securities' or 'Securities') of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the 'Trust'), to tender any and all of their Trust Preferred Securities
for purchase at the purchase price of $      per Security (the 'Purchase
Price'), plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date (as defined herein), net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent (which together constitute the 'Offer'). AT&T Capital will purchase any and all Securities validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer, including the receipt by AT&T Capital of Consents to the Proposed Amendments (each as defined below) from holders as of the Record Date (as defined herein) of Securities representing at least a majority in liquidation amount of all of the outstanding Trust Preferred Securities (the 'Requisite Consent Condition'). See 'Terms of the Offer -- Certain Conditions of the Offer' and 'Terms of the Offer -- Extension of Tender Period; Termination; Amendments.'

                                                  (cover continued on next page)


                            ------------------------

THIS TRANSACTION HAS NEITHER BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION (THE 'COMMISSION') NOR BY ANY STATE SECURITIES
       COMMISSION. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR
        MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY
              OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY
                  REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                            ------------------------

     NEITHER AT&T CAPITAL, THE SUBSIDIARY ISSUERS, THE TRUST, THE PARTNERSHIP, THEIR RESPECTIVE BOARDS OF DIRECTORS OR TRUSTEES OR GENERAL PARTNER, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY HOLDER OF TRUST PREFERRED SECURITIES AS TO WHETHER TO TENDER ANY OR ALL SECURITIES OR TO CONSENT TO THE PROPOSED AMENDMENTS. EACH HOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SECURITIES AND, IF SO, HOW MANY SECURITIES TO TENDER, OR TO CONSENT TO THE PROPOSED AMENDMENTS. SEE 'SPECIAL FACTORS -- NO RECOMMENDATION.'


                            ------------------------

     This Offer to Purchase and Consent Solicitation is first being mailed on or
about                , 1998.

                            ------------------------

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.

The date of this Offer to Purchase and Consent Solicitation is                ,
1998.

------------

'sm' 'Trust Originated Preferred Securities' and 'TOPrS' are service marks of Merrill Lynch & Co., Inc.

(cover continued from previous page)


     In conjunction with the Offer, AT&T Capital hereby solicits consents (each, a 'Consent') from the holders of Trust Preferred Securities as of July 20, 1998 (the 'Record Date') to proposed amendments (the 'Proposed Amendments') to (i) the Amended and Restated Limited Partnership Agreement (the 'Limited Partnership Agreement'), pursuant to which partnership preferred securities ('Partnership Preferred Securities') representing limited partnership interests of Capita Preferred Funding L.P., a Delaware limited partnership (the 'Partnership'), were issued, and which relevant amendments will provide for an early redemption of the Partnership Preferred Securities as described herein, and (ii) the indentures (the 'Indentures'), pursuant to which three debentures (the 'Debentures') have been issued by AT&T Capital and two of its wholly owned subsidiaries (such subsidiaries, the 'Subsidiary Issuers'), respectively, and which relevant amendments will provide for an early redemption of such Debentures as described herein. The proper tender of Trust Preferred Securities by holders as of the Record Date shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. NO SEPARATE PAYMENTS WILL BE MADE FOR CONSENTS. See 'The Consent Solicitation.'


     AT&T Capital will pay to a Soliciting Dealer (as defined herein) a solicitation fee for each Trust Preferred Security tendered, accepted for payment and paid for pursuant to the Offer, subject to certain conditions. See 'Solicitation Fees, Other Fees and Expenses.'

     Concurrently with AT&T Capital's purchase of Trust Preferred Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive a redemption price of
$      per Security (the 'Redemption Price'), plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE BEING OFFERED BY AT&T CAPITAL FOR THE TENDER OF SECURITIES IN THE OFFER. IF HOLDERS OF SECURITIES FAIL TO VALIDLY TENDER THEIR SECURITIES IN THE OFFER AND, UPON THE TERMS AND CONDITIONS OF THE OFFER, AT&T CAPITAL ACCEPTS FOR PAYMENT AND PURCHASES SECURITIES TENDERED PURSUANT TO THE OFFER, SUCH NON-TENDERING HOLDERS WILL ONLY RECEIVE THE REDEMPTION PRICE, PLUS ACCRUED AND UNPAID DISTRIBUTIONS THEREON, FOR SECURITIES THAT HAVE NOT BEEN VALIDLY TENDERED IN THE OFFER. See 'The Consent Solicitation -- Optional Redemption of Non-Tendered Securities.'

     The Trust was created and exists for the sole purpose of issuing the Trust Preferred Securities and common securities (all of which are owned by AT&T Capital) and engaging in the activities described below. The Trust's assets consist exclusively of the Partnership Preferred Securities. AT&T Capital is the sole general partner of the Partnership (in such capacity, the 'General Partner'). The Partnership's assets consist exclusively of the Debentures and a limited amount of U.S. government obligations and commercial paper of persons not affiliated with AT&T Capital which meet certain eligibility criteria (the 'Eligible Debt Securities'). The payment of distributions by each of the Trust and the Partnership have been guaranteed by AT&T Capital, to the extent the Trust and the Partnership have funds available therefor.

                                   IMPORTANT

     Any beneficial owner of Trust Preferred Securities desiring to accept the Offer and tender all or any portion of its Securities should contact the relevant participant (i.e., a custodian bank, depositary, broker, trust company or other nominee) (such participant, a 'DTC Participant') of The Depository Trust Company ('DTC') through which such owner holds its Trust Preferred Securities promptly and instruct such DTC Participant to tender on such beneficial owner's behalf pursuant to the procedures described herein. See 'Terms of the Offer -- Procedures for Tendering Securities.'

     A proper tender of Trust Preferred Securities pursuant to the procedures outlined under 'Terms of the Offer -- Procedures for Tendering Securities' by holders of Trust Preferred Securities as of the Record Date shall also constitute the giving of a Consent by such holders with respect to such Trust Preferred Securities. See 'The Consent Solicitation -- Procedures for Consenting.' All of the Trust Preferred Securities currently held through DTC have been issued in the form of a global certificate or certificates registered in the name of Cede & Co., DTC's nominee (the 'Global Certificates'). Upon consummation of the Offer and the transactions contemplated thereby (including the exercise of the amended optional redemption rights with respect to the Debentures and the Partnership Preferred Securities), the aggregate principal amount of the Global Certificates shall be reduced to zero, representing the purchase and/or redemption of all outstanding Trust Preferred Securities.


     Tendering holders of Trust Preferred Securities are not obligated to pay brokerage fees or commissions to the Dealer Manager (as defined below), the Depositary (as defined herein), the Information Agent (as defined below) or AT&T Capital.


                            ------------------------
     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFER TO PURCHASE AND CONSENT SOLICITATION AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AT&T CAPITAL AND ITS AFFILIATES, INCLUDING THE TRUST OR THE PARTNERSHIP.

                            ------------------------
     THIS OFFER TO PURCHASE AND CONSENT SOLICITATION CONTAINS IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO EITHER A TENDER OF SECURITIES OR A CONSENT TO THE PROPOSED AMENDMENTS.

                            ------------------------
     Questions or requests for assistance may be directed to Georgeson & Company Inc. (the 'Information Agent') or to Merrill Lynch & Co. ('Merrill Lynch' or the 'Dealer Manager') at their respective telephone numbers and addresses set forth on the back cover of this Offer to Purchase and Consent Solicitation. Requests for additional copies of this Offer to Purchase and Consent Solicitation, a Letter of Transmittal and Consent or other tender offer or consent materials may be directed to the Information Agent, and such copies will be furnished promptly at AT&T Capital's expense. Holders of Trust Preferred Securities may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----
SUMMARY....................................................................................................     5
TERMS OF THE OFFER.........................................................................................    10
     Number of Securities; Purchase Price; Expiration Date.................................................    10
     Effect of Not Tendering Securities....................................................................    10
     Procedures for Tendering Securities...................................................................    11
     Withdrawal Rights.....................................................................................    13
     Acceptance of Securities for Payment and Payment of Purchase Price....................................    14
     Certain Conditions of the Offer.......................................................................    14
     Extension of Tender Period; Termination; Amendments...................................................    15
THE CONSENT SOLICITATION...................................................................................    16
     The Solicitation......................................................................................    16
     Requisite Consents....................................................................................    17
     Procedures for Consenting.............................................................................    17
     The Proposed Amendments...............................................................................    18
     Optional Redemption of Non-Tendered Securities........................................................    18
SPECIAL FACTORS............................................................................................    19
     Reasons for, and Purpose and Effects of, the Offer and Consent Solicitation...........................    19
     Fairness of the Offer and Consent Solicitation........................................................    20
     No Recommendation.....................................................................................    21
PRICE RANGE OF SECURITIES; DISTRIBUTIONS...................................................................    21
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................................................    22
     Sale of Trust Preferred Securities Pursuant to the Offer..............................................    22
     Redemption of Trust Preferred Securities..............................................................    23
     Backup Withholding....................................................................................    23
     State and Local Tax Consequences......................................................................    23
SOURCE AND AMOUNT OF FUNDS.................................................................................    23
TRANSACTIONS AND AGREEMENTS CONCERNING THE SECURITIES......................................................    24
     Past Transactions Concerning the Securities...........................................................    24
     Current Transactions Concerning the Securities........................................................    25
SOLICITATION FEES, OTHER FEES AND EXPENSES.................................................................    26
CERTAIN INFORMATION REGARDING AT&T CAPITAL AND NEWCOURT....................................................    27
     AT&T Capital..........................................................................................    27
     Newcourt..............................................................................................    27
AVAILABLE INFORMATION; INCORPORATION OF DOCUMENTS
  BY REFERENCE.............................................................................................    28
SUMMARY OF FINANCIAL INFORMATION...........................................................................    29
MISCELLANEOUS..............................................................................................    29
SCHEDULE I.................................................................................................    30
ANNEXES....................................................................................................   A-1
     Annex A-1 The Proposed Amendment to AT&T Capital's Indenture..........................................   A-1
     Annex A-2 The Proposed Amendment to the Subsidiary Issuers' Indentures................................   A-3
     Annex A-3 The Proposed Amendment to the Limited Partnership Agreement.................................   A-5

                                    SUMMARY

     The following summary is provided solely for the convenience of the holders of Trust Preferred Securities. This summary is not intended to be complete and is qualified in its entirety by reference to the full text and more specific details contained in this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent and any amendments or supplements hereto or thereto. Holders of Trust Preferred Securities are urged to read this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent in their entirety. Each of the capitalized terms used in this summary and not defined herein has the meaning set forth elsewhere in this Offer to Purchase and Consent Solicitation.

The Companies


AT&T Capital and the Subsidiary Issuers......  AT&T Capital Corporation, a Delaware corporation, located at AT&T
                                                 Capital Corporation, 44 Whippany Road, Morristown, New Jersey
                                                 07962. AT&T Capital and the Subsidiary Issuers (AT&T Capital
                                                 Leasing Services, Inc. and AT&T Capital Services Corporation,
                                                 respectively) are the issuers of the Debentures owned by the
                                                 Partnership. The First National Bank of Chicago, N.A., is the
                                                 indenture trustee with respect to such Debentures (in such capacity, the 'Indenture Trustee'). On January 12, 1998,
                                                 Newcourt Credit Group Inc. ('Newcourt') acquired all of the issued and outstanding shares of AT&T Capital and AT&T Capital became an indirect wholly-owned subsidiary of Newcourt.
The Trust....................................  Capita Preferred Trust is a Delaware statutory business trust. The sole assets of the Trust are the Partnership Preferred
                                                 Securities. The First National Bank of Chicago, N.A., is the
                                                 property trustee (in such capacity, the 'Property Trustee') for the Trust.
The Partnership..............................  Capita Preferred Funding L.P. is a Delaware limited partnership.
                                                 As of the date hereof, the assets of the Partnership consist of the Debentures and the Eligible Debt Securities. AT&T Capital is
                                                 the sole General Partner of the Partnership and, in such
                                                 capacity, is entitled to consent to the Proposed Amendments so long as the Requisite Consents (as defined herein) are received from holders of Securities as of the Record Date.
The Offer
Terms of the Offer...........................  AT&T Capital hereby offers to purchase any and all Trust Preferred
                                                 Securities validly tendered by holders thereof at the Purchase
                                                 Price, which is equal to $       per Security, plus an amount
                                                 equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash. As of the date hereof, there are
                                                 8,000,000 Securities outstanding.
Expiration Date of the Offer.................  The Offer expires at 5:00 p.m., New York City time, on         ,
                                                 1998, unless extended by AT&T Capital in its sole discretion
                                                 (the 'Expiration Date').
Requisite Consents...........................  The Property Trustee holds title to the Partnership Preferred
                                                 Securities for the benefit of the holders of Trust Preferred
                                                 Securities. The Property Trustee is entitled to

                                                 consent to the Proposed Amendments so long as Consents are received from holders as of the Record Date of Securities
                                                 representing at least a majority in liquidation amount of all of the outstanding Trust Preferred Securities (such Consents, the
                                                 'Requisite Consents').
Conditions to the Offer......................  The Offer is conditioned on, among other things, the satisfaction of the Requisite Consent Condition, which requires AT&T Capital to receive Requisite Consents to the Proposed Amendments from holders of Securities as of the Record Date. See 'Terms of the
                                                 Offer -- Certain Conditions of the Offer.' The proper tender of
                                                 Trust Preferred Securities by a holder as of the Record Date shall constitute the giving of a Consent by such holder with respect to such Trust Preferred Securities.
Procedures for Tendering.....................  All of the Trust Preferred Securities are held in book-entry form through the DTC Participants (i.e., a custodial bank,
                                                 depositary, broker, trust company or other nominee). A
                                                 beneficial owner who wishes to tender Securities pursuant to the
                                                 Offer should promptly instruct the DTC Participant through which such beneficial owner holds its Securities to tender such
                                                 Securities on behalf of such beneficial owner pursuant to the procedures described herein. See 'Terms of the
                                                 Offer -- Procedures for Tendering Securities.' In order to provide Consents on behalf of beneficial owners of Securities not tendering, participants should complete and sign the Letter of Transmittal and Consent and mail or deliver such Letter of
                                                 Transmittal and Consent to the Depositary. See 'The Consent
                                                 Solicitation -- Procedures for Consenting.' For further
                                                 information, call the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth on the back cover of this Offer to Purchase and Consent
                                                 Solicitation or consult your broker, dealer, commercial bank, trust company or custodian for assistance.
Withdrawal Rights............................  Tendered Trust Preferred Securities may be withdrawn at any time until the Expiration Date and, unless previously accepted for
                                                 payment, may also be withdrawn after         , 1998. See 'Terms
                                                 of the Offer -- Withdrawal Rights.' If such withdrawal is
                                                 effected before the Expiration Date, the valid withdrawal by such holder of Trust Preferred Securities shall constitute the concurrent valid revocation of such holder's Consent. See 'The
                                                 Consent Solicitation -- Procedures for Consenting.'
Payment Date.................................  Upon the terms and conditions of the Offer, AT&T Capital will accept for payment and will pay for all Securities validly tendered and not properly withdrawn promptly after the
                                                 Expiration Date, which is expected to be within four business days of the Expiration Date (such date of payment, the 'Payment
                                                 Date' or the 'Settlement Date').

The Consent Solicitation
The Proposed Amendments......................  In conjunction with the Offer, AT&T Capital is soliciting consents from the holders of record of Trust Preferred Securities as of the Record Date to the Proposed Amendments, which consist of amendments to (i) the Limited Partnership Agreement providing for an early redemption of the Partnership Preferred Securities, and (ii) the Indentures providing for an early redemption of the
                                                 Debentures (the 'Consent Solicitation').
                                               Currently, the Limited Partnership Agreement does not permit the
                                                 Partnership Preferred Securities to be optionally redeemed prior to October 1, 2006, and the Indentures do not permit the
                                                 Debentures to be optionally redeemed prior to September 30,
                                                 2006. As described under 'The Consent Solicitation -- The
                                                 Proposed Amendments,' the Proposed Amendments will permit AT&T
                                                 Capital, the Subsidiary Issuers and the Partnership to redeem their respective Debentures and the Partnership Preferred
                                                 Securities immediately upon the effectiveness of the Proposed
                                                 Amendments (without any further action required on their part).
Procedures for Consenting....................  The proper tender of Trust Preferred Securities by holders as of the Record Date shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred
                                                 Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. NO SEPARATE PAYMENTS WILL BE MADE FOR CONSENTS. See
                                                 'The Consent Solicitation.'
Record Date..................................  The Record Date with respect to the Securities is July 20, 1998.
The Optional Redemption......................  Concurrently with AT&T Capital's purchase of Securities tendered pursuant to the Offer and adoption of the Proposed Amendments,
                                                 AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the
                                                 Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership
                                                 Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust
                                                 Preferred Securities that have not been validly tendered in the
                                                 Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price
                                                 of $       per Security, plus an amount equal to any accrued and
                                                 unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in

                                                 cash. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE BEING
                                                 OFFERED BY AT&T CAPITAL FOR THE TENDER OF SECURITIES IN THE
                                                 OFFER. IF HOLDERS OF SECURITIES FAIL TO VALIDLY TENDER THEIR
                                                 SECURITIES IN THE OFFER AND, AT&T CAPITAL OBTAINS THE REQUISITE
                                                 CONSENTS UPON THE TERMS AND CONDITIONS OF THE OFFER, AND AT&T
                                                 CAPITAL ACCEPTS FOR PAYMENT AND PURCHASES SECURITIES TENDERED
                                                 PURSUANT TO THE OFFER, THEN SUCH NON-TENDERING HOLDERS WILL ONLY
                                                 RECEIVE THE REDEMPTION PRICE, PLUS ACCRUED AND UNPAID
                                                 DISTRIBUTIONS THEREON, FOR SECURITIES THAT HAVE NOT BEEN VALIDLY
                                                 TENDERED IN THE OFFER. See 'The Consent Solicitation -- Optional
                                                 Redemption of Non-Tendered Securities.'
Special Factors
Reasons for, and Purpose and Effects of, the
  Offer and Consent Solicitation.............  AT&T Capital's management believes that the redemption of 100% of the Trust Preferred Securities in the manner contemplated by the
                                                 Offer and Consent Solicitation will strengthen the consolidated financial condition of AT&T Capital and its subsidiaries by reducing their outstanding aggregate consolidated indebtedness, thereby lowering AT&T Capital's consolidated debt-to-equity ratio and possibly resulting in an improved credit rating for
                                                 AT&T Capital and its ultimate parent corporation, Newcourt. The purpose of the Offer is to acquire all of the issued and
                                                 outstanding Trust Preferred Securities and the purpose of the
                                                 Consent Solicitation is to cause the adoption of the Proposed
                                                 Amendments. Concurrent with the adoption of the Proposed
                                                 Amendments, the Debentures and the Partnership Preferred
                                                 Securities will be optionally redeemed, which in turn will cause the optional redemption of any and all Trust Preferred
                                                 Securities that have not been tendered in the Offer. Following the receipt of the Requisite Consents and consummation of the
                                                 Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred
                                                 Securities that remain outstanding. See 'Special Factors --
                                                 Reasons for, and Purpose and Effects of, the Offer and
                                                 Consent Solicitation.'
Fairness of the Offer and Consent
  Solicitation...............................  Under the terms of the Indentures, the Limited Partnership
                                                 Agreement and the Trust's Declaration of Trust (as defined herein), the holders of the Trust Preferred Securities have agreed that AT&T Capital, the Subsidiary Issuers and the
                                                 Partnership may effect certain amendments to such agreements
                                                 (including the Proposed Amendments to accelerate the early redemption dates of the Debentures and the Partnership Preferred
                                                 Securities) so long as holders of Securities representing at least a majority in liquidation amount of all of the outstanding
                                                 Trust Preferred Securities consent thereto. See 'The

                                                 Consent Solicitation -- The Proposed Amendments.' Because the
                                                 Proposed Amendments are being made in accordance with the terms of such agreements and require the prior satisfaction of the
                                                 Requisite Consent Condition, AT&T Capital's management believes that neither AT&T Capital, the Subsidiary Issuers, the
                                                 Partnership nor the Trust have any fiduciary or other special obligations to ensure the fairness of the terms of the Offer and
                                                 Consent Solicitation to the holders of the Securities, other than to ensure that the Offer and Consent Solicitation comply with the terms and conditions of the governing agreements.
                                                 However, for a discussion of certain factors considered by AT&T
                                                 Capital in determining whether to effect the Offer and Consent
                                                 Solicitation, see 'Special Factors -- Fairness of the Offer and
                                                 Consent Solicitation.'
No Recommendation............................  Neither AT&T Capital, the Subsidiary Issuers, the Trust, The
                                                 Partnership, their respective Board of Directors or Trustees or
                                                 General Partner, nor any of their respective officers makes any recommendation to any holder of Trust Preferred Securities as to whether to tender any or all Securities or to consent to the
                                                 Proposed Amendments. Each holder must make his or her own
                                                 decision as to whether to tender Securities and, if so, how many
                                                 Securities to Tender, or to consent to the Proposed Amendments.
                                                 See 'Special Factors -- No Recommendation.'
Solicitation Fees............................  AT&T Capital will pay to Soliciting Dealers designated by the beneficial owner of the Securities validly tendered, accepted for payment and paid for pursuant to the Offer a solicitation fee (the 'Soliciting Dealer Fee') equal to $0.375 per Security tendered for cash (except in the case of transactions equal to or exceeding 10,000 Securities, AT&T Capital will only pay
                                                 $0.250 per Security tendered for cash, of which 80% shall be paid to Merrill Lynch and 20% to the designated Soliciting
                                                 Dealer (which may be Merrill Lynch)). In cases where no
                                                 Soliciting Dealer is designated, the Dealer Manager will be paid
                                                 100% of the applicable Soliciting Dealer Fee. Soliciting Dealers are not entitled to a solicitation fee for any Securities
                                                 beneficially owned by such Soliciting Dealers. See 'Solicitation
                                                 Fees, Other Fees and Expenses.'
Further Information..........................  Additional copies of this Offer to Purchase and Consent
                                                 Solicitation and the Letter of Transmittal and Consent may be
                                                 obtained by contacting the Information Agent at its address and telephone number set forth on the back cover of this Offer to
                                                 Purchase and Consent Solicitation. Questions about the Offer should be directed to the Dealer Manager, at its address and telephone number set forth on the back cover of this Offer to
                                                 Purchase and Consent Solicitation. Copies of the other documents incorporated by reference herein may be obtained as described below under 'Available Information; Incorporation of Documents by Reference.'

                               TERMS OF THE OFFER

NUMBER OF SECURITIES; PURCHASE PRICE; EXPIRATION DATE


     Upon the terms and subject to the conditions described herein and in the related Letter of Transmittal and Consent, AT&T Capital will purchase any and all Securities that are validly tendered on or prior to the Expiration Date (and not properly withdrawn in accordance with 'Terms of the Offer -- Withdrawal
Rights') at the Purchase Price, which is equal to $      per Security, plus an
amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash. As of the date hereof, there are 8,000,000 Securities outstanding. The approximate number of holders of record of the Securities as of July 1, 1998 is 120.


     In conjunction with the Offer, AT&T Capital is also soliciting Consents from the holders of Securities as of the Record Date to the Proposed Amendments. The proper tender of Trust Preferred Securities by such holders shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. NO SEPARATE PAYMENTS WILL BE MADE FOR CONSENTS. See 'The Consent Solicitation.'


     Concurrently with AT&T Capital's purchase of Securities in the Offer and adoption of the Proposed Amendments, AT&T Capital will exercise its (and will cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price rather than the Purchase Price offered in the Offer. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE BEING OFFERED BY AT&T CAPITAL FOR THE TENDER OF SECURITIES IN THE OFFER. IF HOLDERS OF SECURITIES FAIL TO VALIDLY TENDER THEIR SECURITIES IN THE OFFER AND, UPON THE TERMS AND CONDITIONS OF THE OFFER, AT&T CAPITAL ACCEPTS FOR PAYMENT AND PURCHASES SECURITIES IN THE OFFER, SUCH NON-TENDERING HOLDERS WILL ONLY RECEIVE THE REDEMPTION PRICE, PLUS ACCRUED AND UNPAID DISTRIBUTIONS THEREON, FOR SECURITIES THAT HAVE NOT BEEN VALIDLY TENDERED IN THE OFFER. See 'The Consent
Solicitation -- Optional Redemption of Non-Tendered Securities.'


     THE OFFER IS CONDITIONED UPON THE SATISFACTION OF THE REQUISITE CONSENT CONDITION AND CERTAIN OTHER CONDITIONS. SEE ' -- CERTAIN CONDITIONS OF THE OFFER.'

     The Expiration Date is 5:00 p.m., New York City time, on
                  , 1998, unless extended. AT&T Capital expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer is open, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. There is no assurance whatsoever that AT&T Capital will exercise its right to extend the Offer for the Trust Preferred Securities.

     NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO TENDERS FROM HOLDERS AS OF THE RECORD DATE WILL BE ACCEPTED IN RESPECT OF SECURITIES FOR WHICH A CONSENT TO THE PROPOSED AMENDMENTS HAS NOT BEEN GIVEN BY SUCH HOLDERS. SUCH CONSENT MAY BE GIVEN BY PROPERLY COMPLETING THE FORM OF CONSENT THAT IS A PART OF THE LETTER OF TRANSMITTAL AND CONSENT.

EFFECT OF NOT TENDERING SECURITIES

     Concurrently with AT&T Capital's purchase of Trust Preferred Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will
receive the Redemption Price of $     per Security, plus an amount equal to any
accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE BEING OFFERED BY AT&T CAPITAL FOR THE TENDER OF SECURITIES IN THE OFFER. IF HOLDERS OF SECURITIES FAIL TO VALIDLY TENDER THEIR SECURITIES IN THE OFFER AND, UPON THE TERMS AND CONDITIONS OF THE OFFER, AT&T CAPITAL ACCEPTS FOR PAYMENT AND PURCHASES SECURITIES TENDERED PURSUANT TO THE OFFER, SUCH NON-TENDERING HOLDERS WILL ONLY RECEIVE THE REDEMPTION PRICE, PLUS ACCRUED AND UNPAID DISTRIBUTIONS THEREON, FOR SECURITIES THAT HAVE NOT BEEN VALIDLY TENDERED IN THE OFFER. See 'The Consent Solicitation -- Optional Redemption of Non-Tendered Securities.'


     In connection with the Offer and Consent Solicitation, the holders of Trust Preferred Securities do not have any appraisal right under the laws of the State of Delaware or the Declaration of Trust nor were such holders voluntarily accorded any by the Trust, the Partnership or AT&T Capital.


PROCEDURES FOR TENDERING SECURITIES


     The tender of Securities by a holder hereof pursuant to one of the procedures set forth below will constitute an agreement between such holder and AT&T Capital in accordance with the terms and subject to the conditions set forth herein and in the related Letter of Transmittal and Consent and the right of AT&T Capital to terminate the Offer as described herein and such holder's right to withdraw tendered Securities as described herein.


     All of the Securities are held in book-entry form through DTC Participants (i.e., a custodial bank, depositary, broker, trust company or other nominee). Any beneficial owner of Securities who wishes to tender such Securities in the Offer should contact the DTC Participant through which such owner holds its Securities promptly and instruct such DTC Participant to tender on such beneficial owner's behalf pursuant to the procedures described herein.


     Book-Entry Transfer. Pursuant to an authorization given by DTC to the DTC Participants, each DTC Participant that holds Securities through DTC must (i) transmit its acceptance through the DTC Automated Tender Offer Program ('ATOP') (for which the transaction will be eligible), and DTC will then edit and verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and either (A) DTC will send an Agent's Message (as defined herein) to the Depositary for its acceptance or (B) the DTC Participant will complete and sign the Letter of Transmittal and Consent and mail or deliver such Letter of Transmittal and Consent, and any other documents required by the Letter of Transmittal and Consent, to the Depositary, or (ii) comply with the guaranteed delivery procedures set forth in this Offer to Purchase and Consent Solicitation. A proper tender of Securities pursuant to the foregoing procedures by holders of Securities as of the Record Date will also constitute the giving of a Consent by such holders with respect to such Securities. See 'The Consent Solicitation -- Procedures for Consenting.' The Depositary will (promptly after the date of this Offer to Purchase and Consent Solicitation) establish an account at DTC for the purpose of the Offer, and any financial institution that is a DTC Participant may make book-entry delivery of interests in Securities into the Depositary's account through ATOP. However, although delivery of interests in the Securities may be effected through book-entry transfer into the Depositary's account through ATOP, an Agent's Message in connection with such book-entry transfer or a Letter of Transmittal and Consent, and any other required documents, must be, in any case, transmitted to and received by the Depositary at its address set forth on the back cover of this Offer to Purchase and Consent Solicitation or the guaranteed delivery procedures set forth below must be complied with, in each case, prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Depositary. The confirmation of book-entry transfer into the Depositary's account at DTC through ATOP as described above is referred to herein as 'Book-Entry Confirmation.' The Depositary and DTC have confirmed that the Offer and the solicitation of Consents from holders as of the Record Date are eligible for ATOP. Holders desiring to tender Securities prior to the Expiration Date should note that such holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on that date.


     The term 'Agent's Message' means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from each DTC Participant tendering through ATOP that such DTC Participants (a) have received a Letter of Transmittal and Consent and agree to be bound by the terms of the Letter of Transmittal and Consent and AT&T Capital may enforce such agreement against such DTC Participants and (b) if tendering on behalf of holders of Securities as of the Record Date, have received Consent to the Proposed Amendments as described herein.


     All of the Trust Preferred Securities currently held through DTC have been issued in the form of Global Certificates registered in the name of Cede & Co., DTC's nominee. Upon consummation of the Offer and the transactions contemplated thereby (including the exercise of the amended optional redemption rights with respect to the Debentures and the Partnership Preferred Securities), the aggregate principal amount of the Global Certificates shall be reduced to zero, representing the purchase and/or redemption of all outstanding Trust Preferred Securities.


     Guaranteed Delivery. If a DTC Participant desires to participate in the Offer and the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Depositary has received at one of its addresses on the back cover hereof prior to the Expiration Date, a letter, telegram or facsimile transmission from a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the 'Exchange Act') (an 'Eligible Institution'), including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Securities Transfer Association recognized program, setting forth the name and address of the DTC Participant, the name(s) in which the Securities are held and stating that the tender is being made thereby and guaranteeing that within two New York Stock Exchange ('NYSE') trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the procedure for book-entry transfer with respect to such Securities will be completed. Unless the Securities being tendered by the above-described method are deposited with the Depositary within the time period set forth above in accordance with DTC's ATOP procedures and a Letter of Transmittal and Consent or an Agent's Message is received, AT&T Capital may, at its option, reject the tender. Copies of the Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Depositary and the Information Agent.



     Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Securities in connection with the Offer will be determined by AT&T Capital, whose determination will be final and binding. AT&T Capital reserves the absolute right to reject any or all tenders not in proper form or the acceptance for payment of which may, in the opinion of counsel for AT&T Capital, be unlawful. AT&T Capital also reserves the absolute right to waive any defect or irregularity in the tender of any Securities in the Offer, and the interpretation by AT&T Capital of the terms and conditions of its Offer (including the instructions in the Letter of Transmittal and Consent) will be final and binding. None of AT&T Capital, the Subsidiary Issuers, the Trust, the Partnership, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.


     Tenders of Securities involving any irregularities will not be deemed to have been made until such irregularities have been cured or waived. Securities received by the Depositary in connection with the Offer that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the DTC Participant who delivered such Securities by crediting an account maintained at DTC designated by such DTC Participant as promptly as practicable after the Expiration Date or the withdrawal or termination of the Offer.

     FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT OR THE DEALER MANAGER OR CONSULT YOUR BROKER FOR ASSISTANCE.

WITHDRAWAL RIGHTS


     ANY SECURITIES TENDERED BY HOLDERS AS OF THE RECORD DATE FOR WHICH A CONSENT TO THE PROPOSED AMENDMENTS WAS WITHHELD WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY SUCH HOLDER.



     Tenders of Securities pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless previously accepted for payment, may be
withdrawn at any time after                   , 1998.


     Beneficial owners desiring to withdraw Securities previously tendered should contact the DTC Participant through which such owners hold their Securities. In order to withdraw Securities previously tendered, a DTC Participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through ATOP by (i) withdrawing its acceptance through ATOP, or (ii) delivering to the Depositary by mail, hand delivery or facsimile transmission notice of withdrawal of such instruction. Such notice of withdrawal must contain the name and number of the DTC Participant, the amount of Securities to which such withdrawal relates and the signature of the DTC Participant. Withdrawal of a prior instruction will be effective upon receipt of such notice of withdrawal by the Depositary. All signatures on a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; provided, however, that signatures on the notice of withdrawal need not be guaranteed if the Securities being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a DTC Participant in the same manner as such DTC Participant's name appears on its transmission through ATOP to which such withdrawal relates. A DTC Participant may withdraw a tender only if such withdrawal complies with the provisions of this Offer to Purchase and Consent Solicitation.


     A holder of Securities as of the Record Date who previously tendered Securities may not validly revoke a Consent unless such holder validly withdraws such holder's previously tendered Securities in the manner described herein and, except as described below, the valid withdrawal by such holder of Securities will constitute the concurrent valid revocation of such holder's Consent. Holders of Securities as of the Record Date who provide Consents but do not tender Securities pursuant to the Offer will be permitted to revoke such Consents in the manner described under 'The Consent Solicitation -- Procedures for Consenting.'


     If the Requisite Consents are received with respect to the Securities, AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee shall as soon as practicable (but in no event sooner than 20 business days after the mailing of this Offer to Purchase and Consent Solicitation) execute the Proposed Amendments. To the extent adopted, the Proposed Amendments shall take effect immediately prior to AT&T Capital's acceptance and payment for all Securities validly tendered pursuant to the Offer. Once the Proposed Amendments have been executed, a Consent will not be permitted to be revoked, and the Proposed Amendments will bind all holders from time to time of the Securities regardless of whether such holders shall have granted or revoked Consents to the Proposed Amendments.


     Withdrawals of tenders of Securities may not be rescinded and any Securities withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. Properly withdrawn Securities, however, may be retendered by following the procedures described herein at any time prior to the Expiration Date. See ' -- Procedures for Tendering Securities.'


     All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by AT&T Capital, in its sole discretion, and its determination will be final and binding. None of AT&T Capital, the Subsidiary Issuers, the Trust, the Partnership, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification.

ACCEPTANCE OF SECURITIES FOR PAYMENT AND PAYMENT OF PURCHASE PRICE


     Upon the terms and subject to the conditions of the Offer, and as promptly as practicable after the Expiration Date, which is expected to be within four business days, AT&T Capital will accept for payment (and thereby purchase) and pay for Securities validly tendered and not withdrawn as permitted in ' -- Withdrawal Rights' above. Thereafter, payment for all Securities validly tendered on or prior to the Expiration Date and accepted pursuant to the Offer will be made by the Depositary via DTC as promptly as practicable after the Expiration Date. In all cases, payment for Securities accepted for payment pursuant to the Offer will be made promptly but only after timely receipt by the Depositary of an Agent's Message, a properly completed and duly executed Letter of Transmittal and Consent and any other required documents.



     For purposes of the Offer, AT&T Capital will be deemed to have accepted for payment (and thereby purchased) Securities that are validly tendered and not withdrawn as, if and when it gives oral or written notice to the Depositary of its acceptance for payment of such Securities. AT&T Capital will pay for Securities that it has purchased pursuant to the Offer by depositing the Purchase Price therefor with the Depositary, which will act as agent for holders of Trust Preferred Securities who have tendered for the purpose of receiving payment from AT&T Capital and transmitting the payment thereof to such holders. Under no circumstances will interest be paid on amounts to be paid by either the Trust or AT&T Capital to tendering holders of Trust Preferred Securities who tender, regardless of any delay in making such payment. Because all of these securities are held in book-entry form through DTC, all tendered Securities will be credited to an account maintained with the Book-Entry Transfer Facility, as promptly as practicable, without incurring expense to the holder of Trust Preferred Securities who has tendered.



     If certain events occur, AT&T Capital may not be obligated to purchase Securities pursuant to the Offer. See ' -- Certain Conditions of the Offer' below.



     Because the Securities represent undivided interests in the Trust, there will be no stock transfer taxes due or payable with respect to the sale and transfer of any Securities pursuant to the Offer. See Instruction 5 of the accompanying Letter of Transmittal and Consent.


CERTAIN CONDITIONS OF THE OFFER

     Notwithstanding any other provision of the Offer, AT&T Capital shall not be required to accept for payment or pay for any Securities tendered, and may terminate or amend the Offer (by oral or written notice to the Depositary and timely public announcement) or may postpone (subject to the requirements of the Exchange Act) for prompt payment for or return of Securities the acceptance for payment of, or payment for, Securities tendered, if at any time on or prior to the Expiration Date, the conditions in clauses (a) and (b) are not satisfied or any of the events specified in clauses (c) through (f) occurs (which shall not have been waived by AT&T Capital):

          (a) there having been received (and not withdrawn) prior to the Expiration Date the Requisite Consents to the Proposed Amendments from holders of Securities as of the Record Date (i.e., the satisfaction of the Requisite Consent Condition);

          (b) the execution by each of AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee of the Proposed Amendments to
     (i) the Indentures and (ii) the Limited Partnership Agreement;

          (c) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency, authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges the acquisition of Securities pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) in the reasonable judgment of AT&T Capital, would or might materially and adversely affect the business, conditions (financial or otherwise), income, operations or prospects of AT&T Capital or any of its subsidiaries, or otherwise materially impair in any way the contemplated future conduct of the business of AT&T Capital or any of its subsidiaries or materially impair the contemplated benefits of the Offer to AT&T Capital;

          (d) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or AT&T Capital or any of its subsidiaries, by any legislative body, court, authority, agency or tribunal that, in AT&T Capital's reasonable judgment, would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Securities illegal or otherwise restrict or prohibit consummation of the Offer; (ii) delay or restrict the ability of AT&T Capital, or render AT&T Capital unable, to accept for payment or pay for some or all of the Securities;
     (iii) materially impair the contemplated benefits of the Offer to AT&T Capital (including materially increasing the effective interest cost of certain types of unsecured debt); or (iv) materially affect the business, condition (financial or otherwise), income, operations or prospects of AT&T Capital or any of its subsidiaries, or otherwise materially impair in any way the contemplated future conduct of the business of AT&T Capital or any of its subsidiaries;

          (e) there shall have occurred (i) any significant decrease in the market price of the Securities; (ii) any change in the general political, market, economic or financial conditions in the United States, Canada or other foreign countries that, in the reasonable judgment of AT&T Capital, would or might have a material adverse effect on AT&T Capital's business, operations, prospects or ability to obtain financing generally or the trading in the Securities or other equity securities of AT&T Capital or its affiliates; (iii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event that, in AT&T Capital's reasonable judgment, would or might affect the extension of credit by lending institutions in the United States; (iv) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; (v) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market; (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in AT&T Capital's reasonable judgment, a material acceleration or worsening thereof; or (vii) a decline in the ratings accorded any of AT&T Capital's securities by Standard & Poor's Rating Services ('S&P'), Moody's Investors Service, Inc. ('Moody's'), Duff & Phelps, Inc. ('D&P') or Fitch Investor Services Inc. ('Fitch') or that S&P, Moody's, D&P or Fitch has announced that it has placed any such rating under surveillance or review with negative implications; or

          (f) there shall have occurred any event or events that have resulted, or in AT&T Capital's reasonable judgment may result, in an actual or threatened change in the business, conditions (financial or otherwise), income, operations, stock ownership or prospects of AT&T Capital or any of its subsidiaries;

and, in the sole judgment of AT&T Capital, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment.

     The foregoing conditions are for the sole benefit of AT&T Capital and may be asserted by AT&T Capital regardless of the circumstances (including any action or inaction by AT&T Capital) giving rise to any such condition, and any such condition may be waived by AT&T Capital, in whole or in part, at any time and from time to time in its sole discretion. The failure by AT&T Capital at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by AT&T Capital concerning the above will be final and binding on all parties.

EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS

     AT&T Capital expressly reserves the right, in its sole discretion, subject to applicable law, to (i) terminate the Offer, and not accept for payment any Securities tendered in the Offer and promptly return such Securities upon the failure of any of the conditions specified above under ' -- Certain Conditions of the Offer,' (ii) waive any condition to the Offer (other than the Requisite Consent Condition) and accept for payment all Securities previously tendered pursuant to the Offer, (iii) extend the Expiration Date of the Offer and retain all Securities tendered pursuant to the Offer until the Expiration Date (as extended), subject to all withdrawal rights of holders described above under ' -- Withdrawal Rights,' or (iv) amend any of the terms of the Offer, including, without limitation, increasing or decreasing the consideration offered in the Offer to holders of Securities. There can be no assurance, however, that AT&T Capital will exercise its right to extend the Offer. During any such extension, all Securities previously tendered will remain subject to the Offer, except to the extent that such Securities may be withdrawn as set forth in ' -- Withdrawal Rights' above.


     AT&T Capital also expressly reserves the right, in its sole discretion, to, among other things, terminate the Offer and not accept for payment or pay for any Securities tendered, subject to Rule 14e-1(c) under the Exchange Act, which requires AT&T Capital either to pay the consideration offered or to return the Securities tendered promptly after the termination or withdrawal of the Offer upon the occurrence of any of the conditions specified in ' -- Certain Conditions of the Offer' above by giving oral or written notice of such termination to the Depositary, and making a public announcement thereof.


     Subject to compliance with applicable law, AT&T Capital further reserves the right, in its sole discretion, to amend the Offer in any respect. Amendments to the Offer may be made at any time and/or from time to time and effected by public announcement thereof. Such announcement, in the case of an extension, shall be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Any public announcement made pursuant to the Offer will be disseminated promptly to holders of Trust Preferred Securities affected thereby in a manner reasonably designed to inform such holders of Trust Preferred Securities of such change. Without limiting the manner in which AT&T Capital may choose to make a public announcement, except as required by applicable law, AT&T Capital shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.


     If AT&T Capital materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, AT&T Capital will extend the Offer to the extent required by Rules 14d-4(c), 14d-6(d) and 14e-1 under the Exchange Act. Those rules require that the minimum period during which the Offer must remain open following material changes in the terms of the Offer or information concerning the Offer (other than a change in price or in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such changes. With respect to a change in price or, subject to certain limitations, a change in the percentage of securities sought, a minimum ten business day period from the day of such change is generally required to allow for adequate dissemination to holders of Trust Preferred Securities. In the case of any amendment, withdrawal or termination of the Offer, a public announcement will be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. If AT&T Capital withdraws or terminates the Offer, it will give immediate notice to the Information Agent and the Dealer Manager, and the Securities tendered pursuant to the Offer will be returned promptly to the tendering holders thereof. For purposes of the Offer, a 'business day' means any day other than a Saturday, Sunday, or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 Midnight, New York City time.


                            THE CONSENT SOLICITATION

THE SOLICITATION


     In conjunction with the Offer, AT&T Capital hereby solicits Consents from the holders of record of Trust Preferred Securities as of the Record Date (which is July 20, 1998) to the Proposed Amendments, which consist of amendments to (i) the Limited Partnership Agreement providing for an early redemption of the Partnership Preferred Securities, and (ii) the Indentures providing for an early redemption of the Debentures, in each case as described below under ' -- The Proposed Amendments.' The proper tender of Trust Preferred Securities by such holders shall constitute the giving of a Consent by holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. NO SEPARATE PAYMENTS WILL BE MADE FOR CONSENTS.



     The Offer is conditioned upon the satisfaction of the Requisite Consent Condition and certain other conditions. See 'Terms of the Offer -- Certain Conditions of the Offer.'

REQUISITE CONSENTS

     The Indentures permit the Proposed Amendments to the Indentures to be adopted if the registered holders of all of the Debentures affected thereby consent thereto. All of the Debentures are held of record by the Partnership. AT&T Capital, as the General Partner, is required by the terms of the Limited Partnership Agreement to obtain the approval of holders of at least a majority in liquidation preference of the Partnership Preferred Securities prior to the General Partner's delivery of such consent, provided that, if (as is the case) the Property Trustee is the holder of the Partnership Preferred Securities, the General Partner's consent will not be effective without the delivery of the Requisite Consents from holders of the Securities as of the Record Date.

     Similarly, the Limited Partnership Agreement permits the Proposed Amendment to the Limited Partnership Agreement to be adopted if the registered holders of a majority in liquidation preference of the Partnership Preferred Securities consent thereto, provided that, if (as is the case) the Property Trustee is the holder of the Partnership Preferred Securities, any consent by the Property Trustee (as the registered holder of all of the Partnership Preferred Securities) will not be effective without the delivery of the Requisite Consents from holders of the Securities as of the Record Date.


     As provided by the terms of the Trust's Amended and Restated Declaration of Trust, dated as of October 22, 1996 (the 'Declaration of Trust'), AT&T Capital and its affiliates will not be entitled to consent with respect to any Trust Preferred Securities held by them and such Securities will be treated as if they were not outstanding for purposes of the Proposed Amendments. Neither AT&T Capital nor any of its affiliates owns any Trust Preferred Securities. As described above under 'Terms of the Offer -- Certain Conditions of the Offer,' AT&T Capital will not accept and pay for any Securities pursuant to the Offer (and therefore will not be the owner of such Securities) until and after the Proposed Amendments have been adopted.



     Based on the foregoing, the Proposed Amendments will be adopted if holders of record of Trust Preferred Securities as of the Record Date representing not less than a majority in liquidation amount of all outstanding Trust Preferred Securities have given Consents (i.e., the Requisite Consent Condition has been satisfied). As of the Record Date, there were issued and outstanding 8,000,000 Trust Preferred Securities. Accordingly, the Requisite Consents for the Trust Preferred Securities will require Consents of the holders of 4,000,001 or more of the outstanding Trust Preferred Securities.


PROCEDURES FOR CONSENTING

     All of the Trust Preferred Securities are held in book-entry form through DTC Participants. The proper tender of Trust Preferred Securities by holders of such Trust Preferred Securities as of the Record Date shall constitute the giving of a Consent by such holders with respect to such Trust Preferred Securities. See 'Terms of the Offer -- Procedures for Tendering Securities.' Any beneficial owner of Trust Preferred Securities as of the Record Date who wishes to provide Consents with respect to such Trust Preferred Securities without tendering such owner's Trust Preferred Securities should contact its DTC Participant through which such beneficial owner holds its Trust Preferred Securities promptly and instruct such DTC Participant to provide Consents on such beneficial owner's behalf pursuant to the procedures described herein.


     As soon as practicable after the date of this Offer, DTC will deliver an Omnibus Proxy with respect to the Trust Preferred Securities to the Depositary. The Omnibus Proxy will assign the Consent rights of Cede & Co., DTC's nominee that holds the Trust Preferred Securities, to the DTC Participants to whose accounts the Trust Preferred Securities are credited on the Record Date. In order to provide Consents pursuant to an Omnibus Proxy on behalf of beneficial owners of Trust Preferred Securities not tendering, each DTC Participant should complete and sign the Letter of Transmittal and Consent and mail or deliver such Letter of Transmittal and Consent to the Depositary. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of the Letter of Transmittal and Consent. The failure of a DTC Participant to deliver a Consent (including a 'broker non-vote' resulting from the failure of such DTC Participant to receive instructions from a beneficial owner of Trust Preferred Securities) will have the effect of a vote against the Proposed Amendments.


     If the Requisite Consents are received with respect to the Trust Preferred Securities, AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee shall as soon as practicable (but in no event sooner than 20 business days after the mailing of this Offer to Purchase and Consent Solicitation) execute the Proposed Amendments. To the extent adopted, the Proposed

Amendments shall take effect immediately prior to AT&T Capital's acceptance and payment for all Securities validly tendered pursuant to the Offer.

     A holder as of the Record Date who previously tendered Trust Preferred Securities may not validly revoke a Consent unless such holder validly withdraws such holder's previously tendered Trust Preferred Securities in the manner described above under 'Terms of the Offer -- Withdrawal Rights.' If such withdrawal is effected before the Expiration Date, the valid withdrawal by such holder of Trust Preferred Securities shall constitute the concurrent valid revocation of such holder's Consent. Consents provided by holders as of the Record Date who do not tender Trust Preferred Securities pursuant to the Offer may be revoked by the holder providing such Consents at any time before the Expiration Date. Consents may be revoked by delivering to the Depositary a written notice of revocation or another form of Consent bearing a date later than the date of the Consent.

THE PROPOSED AMENDMENTS

     The Proposed Amendments consist of the following amendments:

          (a) The Limited Partnership Agreement, pursuant to which the Partnership Preferred Securities were issued, is to be amended to provide that (i) the Partnership may optionally redeem the Partnership Preferred Securities on or after June 30, 1998, rather than (as currently provided) on or after October 1, 2006, (ii) in connection with the Offer, the Partnership shall not be required to give any advance notice (except as provided in this Offer to Purchase and Consent Solicitation) of the exercise of its optional redemption right thereunder, and (iii) the Partnership will allocate to the Trust its proportionate share of any gain realized by the Partnership on the optional redemption of the Debentures in the manner described herein; and

          (b) The Indentures, pursuant to which the Debentures have been issued, are to be amended to provide that (i) each of AT&T Capital and the Subsidiary Issuers may optionally redeem their related Debentures on or after June 30, 1998, rather than (as currently provided) on or after September 30, 2006, and (ii) in connection with the Offer, each of AT&T Capital and the Subsidiary Issuers shall not be required to give any advance notice (except as provided in this Offer to Purchase and Consent Solicitation) of the exercise of its respective optional redemption right thereunder.

     The text of the Proposed Amendments are attached as Annex A to this Offer to Purchase and Consent Solicitation and the foregoing statements in respect thereof are summaries of the substance or general effect of certain provisions of the Indentures, the Limited Partnership Agreement and the Proposed Amendments and are qualified in their entirety by reference to the Indentures, the Limited Partnership Agreement and Annex A.

OPTIONAL REDEMPTION OF NON-TENDERED SECURITIES


     Concurrently with AT&T Capital's purchase of Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender
their Securities in the Offer will receive the Redemption Price of $      per
Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE BEING OFFERED BY AT&T CAPITAL FOR THE TENDER OF SECURITIES IN THE OFFER. IF HOLDERS OF SECURITIES FAIL TO VALIDLY TENDER THEIR SECURITIES IN THE OFFER AND AT&T CAPITAL OBTAINS THE REQUISITE CONSENTS UPON THE TERMS AND CONDITIONS OF THE OFFER, THEN AT&T CAPITAL ACCEPTS FOR PAYMENT AND PURCHASES SECURITIES TENDERED PURSUANT TO THE OFFER, SUCH NON-TENDERING HOLDERS WILL ONLY RECEIVE THE REDEMPTION PRICE, PLUS ACCRUED AND UNPAID DISTRIBUTIONS THEREON, FOR SECURITIES THAT HAVE NOT BEEN VALIDLY TENDERED IN THE OFFER.


     As described under ' -- The Proposed Amendments,' the Proposed Amendments will permit AT&T Capital, the Subsidiary Issuers and the Partnership to redeem their respective Debentures and the Partnership Preferred Securities immediately upon the effectiveness of the Proposed Amendments (without any further action required on their part).

                                SPECIAL FACTORS



REASONS FOR, AND PURPOSE AND EFFECTS OF, THE OFFER AND CONSENT SOLICITATION



     Reasons for the Offer and Consent Solicitation. The Trust Preferred Securities were originally issued to provide AT&T Capital and its subsidiaries with long-term capitalization that AT&T Capital's management believed would be treated by national statistical rating organizations such as S&P or Moody's, in part or in full, as additional equity capitalization. AT&T Capital's management believed such 'equity treatment' would lower AT&T Capital's debt-to-equity ratio, which is a factor in such national statistical rating organizations' credit ratings analyses of AT&T Capital and Newcourt. Any upgrades in the credit ratings of AT&T Capital's and Newcourt's short-term or long-term debt would generally decrease AT&T Capital's cost of borrowing, particularly if any such rating is in a general rating category that signifies that the relevant debt of AT&T Capital is in a higher investment grade rating category. As of the date hereof, AT&T Capital's and Newcourt's long-term credit ratings by S&P and Moody's are BBB and Baa3, respectively.



     However, AT&T Capital's management recently became aware that Moody's did not give AT&T Capital significant 'equity treatment' in respect of the Trust Preferred Securities. After considering alternatives such as defeasement or a sinking fund structure in respect of the Trust Preferred Securities (which alternatives would have been significantly more costly to AT&T Capital), AT&T Capital's management determined that the Trust Preferred Securities should be fully redeemed. AT&T Capital's management believes that such redemption would strengthen the consolidated financial condition of AT&T Capital and its subsidiaries by reducing their outstanding aggregate consolidated indebtedness, and such reduction would lower AT&T Capital's consolidated debt-to-equity ratio, thereby possibly resulting in improved credit ratings for AT&T Capital and Newcourt.



     Purpose of the Offer and Consent Solicitation. The purpose of the Offer is to acquire all of the issued and outstanding Trust Preferred Securities. The purpose of the Consent Solicitation is to cause the adoption of the Proposed Amendments. Concurrently with the adoption of the Proposed Amendments, the Debentures and the Partnership Preferred Securities will be optionally redeemed, which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Following the receipt of the Requisite Consents and the consummation of the Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred Securities that remain outstanding.



     As described above under 'The Consent Solicitation -- The Proposed Amendments,' the Trust Preferred Securities are currently subject to an optional redemption starting in October 1, 2006. However, as further described above under 'The Consent Solicitation -- Requisite Consents,' the optional redemption provisions of the governing Indentures, the Limited Partnership Agreement and the Declaration of Trust permit such optional redemption provisions to be amended with the receipt of the Requisite Consents from the holders of Trust Preferred Securities. As stated above, AT&T Capital's management believes that it is in the best interests of AT&T Capital and its subsidiaries to make the Offer and the Consent Solicitation and cause the early redemption of all of the outstanding Trust Preferred Securities.



     Effects of the Offer and Consent Solicitation. Securities validly tendered to the Depositary pursuant to the Offer and not withdrawn in accordance with the procedures set forth herein shall be held until the Expiration Date (or returned to the extent the Offer is terminated in accordance herewith). To the extent the Proposed Amendments are approved and the Securities tendered are accepted for payment and paid for in accordance with the terms hereof, AT&T Capital, the Subsidiary Issuers and the Partnership will optionally redeem the Debentures and Partnership Preferred Securities, respectively, which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Following the consummation of the Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred Securities that remain outstanding. As a result, there will no longer be a trading market for the Trust Preferred Securities and the Trust Preferred Securities will no longer be listed on the NYSE.


     AT&T Capital has registered the Trust Preferred Securities and the Partnership Preferred Securities (and the related guarantees by AT&T Capital) under the Exchange Act. In addition, AT&T

Capital has qualified each of the Declaration of Trust and the Limited Partnership Agreement (and the related guarantees by AT&T Capital) under the Trust Indenture Act of 1939. The consummation of the Offer and the Consent Solicitation will result in the Trust Preferred Securities and the Partnership Preferred Securities (and the related guarantees by AT&T Capital) becoming eligible for deregistration under the Exchange Act. Registration of such securities may be terminated upon application of AT&T Capital to the Commission if such securities are not listed on a national securities exchange and there are fewer than 300 record holders. As noted above, following the consummation of the Offer and the Consent Solicitation, there will not be any Trust Preferred Securities that remain outstanding. However, AT&T Capital will continue to be subject to the reporting requirements under the Exchange Act based on other publicly-held debt securities of AT&T Capital that remain outstanding.



     Each holder is urged to read the caption 'Certain Federal Income Tax Consequences' below for a general discussion of the United States federal income tax consequences of a sale or redemption of the Trust Preferred Securities. EACH HOLDER SHOULD ALSO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE OFFER AND CONSENT SOLICITATION TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND FOREIGN LAWS.



FAIRNESS OF THE OFFER AND CONSENT SOLICITATION



     Under the terms of the Indentures, the Limited Partnership Agreement and the Trust's Declaration of Trust, the holders of the Trust Preferred Securities have agreed that AT&T Capital, the Subsidiary Issuers and the Partnership may effect certain amendments to such agreements (including the Proposed Amendments to accelerate the early redemption dates of the Debentures and the Partnership Preferred Securities) so long as holders of Securities representing at least a majority in liquidation amount of all of the outstanding Trust Preferred Securities consent thereto. See 'The Consent Solicitation -- The Proposed Amendments.' Because the Proposed Amendments are being made in accordance with the terms of such agreements and require the prior satisfaction of the Requisite Consent Condition, AT&T Capital's management believes that neither AT&T Capital, the Subsidiary Issuers, the Partnership nor the Trust have any fiduciary or other special obligations to ensure the fairness of the terms of the Offer and Consent Solicitation to the holders of the Securities, other than to ensure that the Offer and Consent Solicitation comply with the terms and conditions of the governing agreements.



     However, in determining whether to effect the Offer and Consent Solicitation, AT&T Capital considered the following factors: (i) the fact that the Offer and Consent Solicitation is conditioned upon the satisfaction of the Requisite Consent Condition, which requires the approval of at least a majority of holders of Securities that are not affiliated with AT&T Capital; (ii) the fact that the terms of the Indentures, the Limited Partnership Agreement and the Trust's Declaration of Trust permit AT&T Capital to effect the Proposed Amendments upon the satisfaction of the Requisite Consent Condition; (iii) the fact that AT&T Capital's directors who are not employees of AT&T Capital or the Trust has unanimously approved the Offer and Consent Solicitation; (iv) the fact that the Purchase Price to be paid to tendering holders will represent a premium to the $25 per Security liquidation amount that such holders would receive upon a redemption of the Securities in accordance with their terms; (v) the fact that AT&T Capital is inviting tenders of all of the Trust Preferred Securities and thereby making available the Purchase Price for tendered Securities to all holders of Securities (which Purchase Price, as noted herein, is higher than the Redemption Price to be otherwise paid to holders in the event of the redemption of any non-tendered Securities in accordance with the terms of the Offer); and
(vi) the fact that, following the consummation of the Offer and Consent Solicitation, no Trust Preferred Securities will remain outstanding, the operation of the Trust will be terminated and AT&T Capital will not be retaining the Securities for any future benefit that could otherwise accrue to the holders of the Securities. As a result of the foregoing factors, AT&T Capital reasonably believes that the Offer and Consent Solicitation are fair to all holders of the Trust Preferred Securities.



     In view of the variety of factors considered in connection with its determination to effect the Offer and Consent Solicitation, AT&T Capital did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, the two members of AT&T Capital's Board of Directors may have given different weights to different factors.

     Neither AT&T Capital nor any members of AT&T Capital's Board of Directors retained any unaffiliated representative to act solely on behalf of the holders of Trust Preferred Securities for the purposes of negotiating the terms of the Offer and Consent Solicitation and/or preparing a report concerning the fairness of such transaction. In addition, none of AT&T Capital, the Subsidiary Issuers, the Partnership or the Trust has received any report, opinion or appraisal from an outside party which is materially related to the Offer and Consent Solicitation, including, but not limited to, any such report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to the holders of Trust Preferred Securities or the fairness of the Offer and Consent Solicitation to AT&T Capital, the Subsidiary Issuers, the Partnership or the Trust.



NO RECOMMENDATION



     Neither AT&T Capital, the Subsidiary Issuers, the Trust, the Partnership, their respective Boards of Directors or Trustees or General Partner, nor any of their respective officers makes any recommendation to any holder of Trust Preferred Securities as to whether to tender any or all Securities or to consent to the Proposed Amendments. Each holder must make his or her own decision as to whether to tender Securities and, if so, how many Securities to tender, or to consent to the Proposed Amendments.



     The Partnership and the Trust are both controlled by AT&T Capital, as the Partnership's General Partner and as the sole holder of the Trust's common securities, respectively. See 'Transactions and Agreements Concerning the Securities--Past Transactions Concerning the Securities.' Based on the lack of independence of each of the Partnership and the Trust, neither the Partnership nor the Trust is able to take a position with respect to the Offer and the Consent Solicitation and therefore makes no recommendation to any holder of Trust Preferred Securities as to whether to tender any or all of its Trust Preferred Securities or to consent to the Proposed Amendments.


                    PRICE RANGE OF SECURITIES; DISTRIBUTIONS


     The Trust Preferred Securities are traded on the NYSE under the symbol 'TCD.' The last reported sale price on the NYSE, as of the close of business on
          , 1998, was $          .


     HOLDERS OF SECURITIES ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE SECURITIES.


     The following table sets forth the high and low sales prices of Trust Preferred Securities on the NYSE, as reported by the NYSE, and the cash distributions paid thereon for the fiscal quarters indicated.


          DISTRIBUTIONS AND PRICE RANGES OF TRUST PREFERRED SECURITIES
                       BY QUARTERS (1996, 1997 AND 1998)


                                            1996 -- QUARTER             1997 -- QUARTERS              1998 -- QUARTERS
                                            ---------------  ------------------------------------    ----------------
                                                   4TH        1ST       2ND       3RD       4TH       1ST       2ND
                                            ---------------  ------    ------    ------    ------    ------    ------
Distributions per security...................    $   0.42    $ 0.57    $ 0.57    $ 0.57    $ 0.57    $ 0.57    $ 0.57
Market Price -- $ per security
      -- High................................       26.13     26.63     26.00     27.00     27.13     27.69     28.38
      -- Low.................................       24.75     25.25     24.94     25.69     25.81     26.63     26.56



     Distributions on Trust Preferred Securities are cumulative, accrued from the date of initial issuance and are payable quarterly in arrears on each of March 31, June 30, September 30, and December 31, commencing on December 31, 1996, if, as and when available for payment, by the Property Trustee, except as otherwise described below. If distributions are not paid when scheduled, the accrued distributions shall be paid to the holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Preferred Securities which corresponds to the payment date fixed by the Partnership with respect to the payment of cumulative distributions on the Partnership Preferred Securities.


     Distributions on the Trust Preferred Securities will be made to the extent that the Trust has funds available for the payment of such distributions in a property account of the Trust. Amounts available to the Trust for distribution to the holder of Trust Preferred Securities are limited to payments received by the Trust from the Partnership with respect to the Partnership Preferred Securities (or from AT&T Capital's guarantee in respect thereof). Distributions on the Partnership Preferred Securities are paid only if, as and when declared in the sole discretion of AT&T Capital, as the General Partner of the Partnership. Pursuant to the Limited Partnership Agreement, the General Partner is not obligated to declare distributions on the Partnership Preferred Securities at any time, including upon or following certain partnership events.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the United States federal income tax consequences of a sale or redemption of the Trust Preferred Securities. This discussion is based on the Internal Revenue Code of 1986 (the 'Code'), as well as the final, temporary and proposed Treasury regulations promulgated thereunder, and any relevant administrative rulings or pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly retroactively. The following discussion is directed solely to beneficial owners of Trust Preferred Securities ('Security Owners') who are United States Persons (as defined below) and who hold their Trust Preferred Securities as capital assets within the meaning of Section 1221 of the Code. This discussion is only a general summary of the United States federal income tax matters described herein and does not purport to address all of the United States federal income tax consequences that may be relevant to a particular Security Owner in light of that Security Owner's specific circumstances. In addition, the following summary does not describe the United States federal income tax consequences that may be relevant to certain types of Security Owners, such as banks, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities or tax exempt organizations, who may be subject to special rules or treatment under the Code. This summary also does not discuss any alternative minimum tax consequences or any state, local or foreign tax consequences that may be relevant to a sale or redemption of the Trust Preferred Securities.

     For purposes of this discussion, the term 'United States Person' means a Security Owner who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the laws of the United States or of any state, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of such trust.

     SECURITY OWNERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE TAX CONSEQUENCES TO THEM OF A SALE OR REDEMPTION OF THEIR TRUST PREFERRED SECURITIES UNDER UNITED STATES FEDERAL INCOME TAX LAW, AS WELL AS THE LAW OF ANY RELEVANT STATE, LOCAL OR FOREIGN JURISDICTION.

SALE OF TRUST PREFERRED SECURITIES PURSUANT TO THE OFFER

     AT&T Capital intends to take the position for United States federal income tax purposes that the entire Purchase Price paid to tendering Security Owners is proceeds paid to such Security Owners in respect of their Trust Preferred Securities. If this treatment is respected for such purposes, a Security Owner will recognize gain or loss on the sale of such Security Owner's Trust Preferred Securities pursuant to the Offer in an amount equal to the difference between the Purchase Price received by such Security Owner in respect of such Trust Preferred Securities and such Security Owner's adjusted tax basis in such Trust Preferred Securities. A Security Owner's adjusted tax basis in its Trust Preferred Securities generally will equal the amount such Security Owner paid for such Trust Preferred Securities, plus its pro rata share of the Partnership income that was allocated to the Trust and minus the amount of distributions such Security Owner has received in respect of such Trust Preferred Securities. Generally, any gain or loss recognized by a Security Owner on the sale of its Trust Preferred Securities will be capital gain or loss and will be long-term capital gain or loss if the tendering Security Owner held such Trust Preferred Securities for more than one year immediately prior to such sale.

     Security Owners should note that the Partnership will continue to allocate to them their allocable share of Partnership net income up until the Payment Date and such Security Owners will be required to include such amounts in gross income as ordinary income. As discussed above, a Security Owner's adjusted tax basis in its Trust Preferred Securities will be increased by the amount of Partnership net income that is allocated to such Security Owner.



     Although AT&T Capital intends to treat the entire Purchase Price as proceeds paid in respect of the tendered Trust Preferred Securities, the Internal Revenue Service ('IRS') may challenge such treatment. If the IRS were to assert successfully that a portion of the Purchase Price was a fee paid by AT&T Capital to Security Owners for their Consent to the Proposed Amendments (i.e., a consent fee), Security Owners would be required to include such recharacterized amount in gross income as ordinary income and the amount realized by a tendering Security Owner on the sale of its Trust Preferred Securities would be reduced accordingly.


REDEMPTION OF TRUST PREFERRED SECURITIES


     If (i) AT&T Capital does not acquire all of the Trust Preferred Securities pursuant to the Offer and (ii) the Proposed Amendments to the Indenture and the Limited Partnership Agreement are adopted, AT&T Capital and the Subsidiary Issuers will each redeem their respective Debentures for an amount equal to the redemption price of such Debentures, plus an amount equal to any accrued unpaid interest on such Debentures (collectively, the 'Aggregate Debenture Redemption Price'). The Partnership will realize a long-term capital gain on such redemption to the extent that the Aggregate Debenture Redemption Price exceeds the amount that the Partnership originally paid for the Debentures, plus the amount of any unpaid interest accrued by the Partnership with respect to the Debentures. The Partnership will allocate such long-term capital gain proportionately to AT&T Capital and the Trust, and the Security Owners will be required to recognize their pro rata share of the long-term capital gain that is allocable to the Trust. Cash distributions by the Partnership to the Trust in respect of its Limited Partnership Interest, and by the Trust to the Security Owners in respect of their Trust Preferred Securities, generally will not be separately taxable except to the extent that the cash distributed to a Security Owner in respect of its Trust Preferred Securities exceeds the Security Owner's adjusted tax basis in such Trust Preferred Securities (which will have been increased by the amount of Partnership gain and net income allocated to such Security Owner as described above).


BACKUP WITHHOLDING

     Proceeds from the sale of Trust Preferred Securities pursuant to the Offer will be subject to a 31% United States federal backup withholding tax unless the tendering Security Owner provides the Depositary with a properly completed IRS Form W-9 (or Substitute Form W-9) or otherwise establishes an exemption from such backup withholding.

STATE AND LOCAL TAX CONSEQUENCES

     The discussion above does not address the United States state and local tax consequences that may be relevant to a sale or redemption of the Trust Preferred Securities. Each Security Owner should consult with its own tax advisor regarding these matters.

                           SOURCE AND AMOUNT OF FUNDS


     Based on the assumption that all outstanding Trust Preferred Securities are to be purchased by AT&T Capital pursuant to the Offer, the total amount required by AT&T Capital to purchase the Trust Preferred Securities will be approximately
$          , including fees and other expenses. AT&T Capital intends to fund the
Offer and the Consent Solicitation (including the optional redemption of any non-tendered Securities) from a capital contribution to be made to AT&T Capital by its sole stockholder, Newcourt Credit Group USA Inc., which in turn will be funded by its sole stockholder, Newcourt Credit Group Inc. Newcourt has recently consummated a registered public offering of its common stock in the United States, with aggregate net proceeds of approximately $391 million.

             TRANSACTIONS AND AGREEMENTS CONCERNING THE SECURITIES


PAST TRANSACTIONS CONCERNING THE SECURITIES



     The Trust and AT&T Capital. The Trust was created and exists for the sole purpose of (i) issuing the Trust's common securities (all of which are owned by AT&T Capital) and the Trust Preferred Securities, (ii) investing the proceeds thereof accordingly, and (iii) engaging in other activities necessary or incidental thereto.



     The Trust is a statutory business trust formed under the Delaware Business Trust Act, as amended (the 'Trust Act'), pursuant to the filing of a certificate of trust with the Secretary of State of the State of Delaware and a declaration of trust, as amended and restated pursuant to an Amended and Restated Declaration of Trust, dated as of October 22, 1996 (the 'Declaration of Trust'). AT&T Capital qualified the Declaration of Trust as an indenture under the Trust Indenture Act of 1939, as amended (the 'Trust Indenture Act').



     Pursuant to the Declaration of Trust, there are initially five trustees (the 'Trustees') for the Trust. Three of the Trustees (the 'Regular Trustees') are Glenn A. Votek, Robert J. Ingato, and Ramon Oliu, who are all employees or officers of or are affiliated with AT&T Capital. The fourth Trustee is The First National Bank of Chicago, N.A., a financial institution that is unaffiliated with AT&T Capital and is indenture trustee for purposes of compliance with the provisions of the Trust Indenture Act (the 'Property Trustee'). Its affiliate, First Chicago Delaware Inc., a Delaware corporation, is the Delaware Trustee and maintains its principal place of business in the State of Delaware. AT&T Capital, as the sole holder of the Trust's common securities, may remove or substitute the current Property Trustee and Delaware Trustee.



     The Trust Preferred Securities were issued by the Trust on October 25, 1996 pursuant to an underwritten public offering registered under the Securities Act of 1933. The Trust received aggregate proceeds of $200,000,000 in this initial issuance of 8,000,000 Securities at a price of $25 per Security. The Trust invested all the proceeds from this sale, together with the proceeds from AT&T Capital's capital contribution for the Trust's common securities, in the Partnership Preferred Securities and the Trust's assets currently consist exclusively of the Partnership Preferred Securities.



     The payment of distributions by the Trust and payments on liquidation of the Trust or the redemption of Trust Preferred Securities are guaranteed by AT&T Capital, to the extent the Trust has funds available therefor, pursuant to the Trust Preferred Securities Guarantee Agreement, dated as of October 25, 1996 (the 'Trust Guarantee'), made by AT&T Capital to The First National Bank of Chicago, N.A., as the Trust Guarantee Trustee. AT&T Capital qualified the Trust Guarantee as an indenture under the Trust Indenture Act and the Trust Guarantee Trustee holds the Trust Guarantee for the benefit of the holders of Trust Preferred Securities. AT&T Capital, as the sole holder of the Trust's common securities, may also remove or substitute the current Trust Guarantee Trustee.



     AT&T Capital paid all fees and expenses related to the organization and operations of the Trust (including any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other domestic taxing authority upon the Trust) and the offering of the Trust Preferred Securities and is currently responsible for all debts and obligations of the Trust (other than with respect to the Trust Preferred Securities).



     For so long as the Trust Preferred Securities remain outstanding, AT&T Capital has covenanted in the Declaration of Trust (i) to maintain directly 100% ownership of the Trust's common securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind-up, liquidate or be terminated, except as permitted by the Declaration of Trust, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an 'investment company' for purposes of the Investment Act of 1940, as amended (the '1940 Act'), and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.



     The location of the principal executive office of the Trust is Capital Preferred Trust c/o AT&T Capital Corporation, 44 Whippany Road, Morristown, NJ 07962, and its telephone number is

(973) 397-3000. The principal executive office of the Delaware Trustee is First Chicago Delaware Inc. c/o FCC National Bank, 300 King Street, Wilmington, Delaware 19801.



     The Partnership and AT&T Capital. The Partnership is managed by the General Partner and was created and exists for the sole purpose of (i) issuing Partnership Preferred Securities, (ii) investing the proceeds thereof accordingly, and (iii) engaging in other activities necessary or incidental thereto.



     The Partnership is a limited partnership that was formed under the Delaware Revised Uniform Limited Partnership Act, as amended (the 'Partnership Act'), on August 29, 1996. Pursuant to the certificate of limited partnership, as amended, and the Limited Partnership Agreement, AT&T Capital is the sole General Partner of the Partnership. AT&T Capital qualified the Limited Partnership Agreement as an indenture under the Trust Indenture Act.



     The Trust purchased the Partnership Preferred Securities from the Partnership on October 25, 1996 and the Partnership contemporaneously invested all the proceeds from this sale, together with the proceeds from the General Partner's capital contribution, in the Debentures and a limited amount of Eligible Debt Securities. The Partnership's assets currently consist exclusively of the Debentures and the Eligible Debt Securities.



     The payment of distributions by the Partnership (if, as and when declared) and payments on liquidation of the Partnership or the redemption of Partnership Preferred Securities are also guaranteed by AT&T Capital, to the extent the Partnership has funds available therefor, pursuant to the Partnership Guarantee Agreement, dated as of October 25, 1996 (the 'Partnership Guarantee'). The General Partner holds the Partnership Guarantee for the benefit of the Trust, as the sole holder of Partnership Preferred Securities.



     The Limited Partnership Agreement provides that the General Partner is liable for the fees and expenses of the Partnership (including any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other domestic taxing authority upon the Partnership and is responsible for all debts and obligations of the Partnership (other than with respect to the Partnership Preferred Securities).



     For so long as the Partnership Preferred Securities remain outstanding, AT&T Capital has covenanted in the Limited Partnership Agreement (i) to remain the sole general partner of the Partnership and to maintain directly 100% ownership of the General Partner's interest in the Partnership, which interest shall at all times represents at least 1% of the total capital of the Partnership; (ii) to cause the Partnership to remain a limited partnership and not to voluntarily dissolve, liquidate, wind-up or be terminated, except as permitted by the Limited Partnership Agreement, (iii) to use its commercially reasonable efforts to ensure that the Partnership will not be an 'investment company' for purposes of the 1940 Act and (iv) to take no action which would be reasonably likely to cause the Partnership to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.



     The location of the principal executive office of the Partnership is Capital Preferred Funding L.P. c/o AT&T Capital Corporation, 44 Whippany Road, Morristown, NJ 07962, and its telephone number is (973) 397-3000.



CURRENT TRANSACTIONS CONCERNING THE SECURITIES



     Based upon the records of Newcourt, AT&T Capital, the Subsidiary Issuers, the Partnership, and the Trust, and upon information provided to each of Newcourt and AT&T Capital by the persons listed on Schedule I hereto, none of Newcourt, AT&T Capital, the Subsidiary Issuers, the Partnership, the Trust nor, to the knowledge of any of them, any of their respective subsidiaries, affiliates, the persons listed on Schedule I hereto, or associates of the foregoing, owns any Trust Preferred Security as of the date hereof or has engaged in any transactions involving Trust Preferred Securities during the sixty business days preceding the date hereof and therefor will not be able to tender or sell Securities.



     Except as set forth above under the captions ' -- Past Transactions Concerning the Securities' and 'Price Range of Securities; Distributions' in this Offer to Purchase and Consent Solicitation, none of Newcourt, AT&T Capital, the Subsidiary Issuers, the Partnership, the Trust nor, to the knowledge of any of them, any of the persons listed on Schedule I hereto or an associate of the foregoing is a party to any contract, arrangement, understanding or relationship (whether or not legally enforceable) relating directly or indirectly to the Offer with any other person or entity with respect to any securities of AT&T Capital or that of the Trust (including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, or the giving or withholding of proxies).


                   SOLICITATION FEES, OTHER FEES AND EXPENSES

     Dealer Manager Fees. Merrill Lynch will act as Dealer Manager for AT&T Capital in connection with the Offer and the Consent Solicitation. AT&T Capital has agreed to pay the Dealer Manager a fee equal to $0.125 per Trust Preferred Security purchased pursuant to the Offer or otherwise prior to the consummation of the Offer, whether or not Merrill Lynch participated in obtaining the tender or acquisition of such Securities.


     The Dealer Manager will also be reimbursed by AT&T Capital for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Offer and Consent Solicitation. The Dealer Manager has rendered, is currently rendering and is expected to continue to render various investment banking and other advisory and administrative services to AT&T Capital, Newcourt and certain to their respective affiliates. The Dealer Manager has received, and will continue to receive, customary compensation from AT&T Capital, Newcourt and their respective affiliates for such services.



     AT&T Capital will pay to each Soliciting Dealer (as defined below) (including Merrill Lynch acting as a Soliciting Dealer) whose name has been inserted in the space provided in the Letter of Transmittal and Consent for that purpose a fee (the 'Soliciting Dealer Fee') equal to $0.375 per Security for each of the Trust Preferred Securities tendered, accepted for payment and paid for pursuant to the Offer; provided, however, that with respect to transactions for beneficial owners whose ownership is equal to or exceeds 10,000 Securities, AT&T Capital will only be obligated to pay a solicitation fee of an amount equal to $0.250 per Security, of which 80% shall be paid to Merrill Lynch and 20% to the designated Soliciting Dealer (which may be Merrill Lynch). In cases where no Soliciting Dealer is designated, the Dealer Manager will be paid 100% of the applicable Soliciting Dealer Fee.


     'Soliciting Dealer' includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the 'NASD'), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Offer to Purchase and Consent Solicitation and the applicable Letter of Transmittal and Consent, and tendering as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any Security. No Soliciting Dealer is required to make any recommendation to holders of Securities as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term 'solicit' shall be deemed to mean no more than processing Securities tendered or forwarding to customers materials regarding the Offer.


     In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within two NYSE trading days after the Expiration Date. If a Notice of Solicited Tenders is not received by the Depositary within two trading days after the Expiration Date, no solicitation fee will be paid to such Soliciting Dealer. No Soliciting Dealer Fee shall be payable to a Soliciting Dealer in respect of Securities (i) beneficially owned by such Soliciting Dealer or

(ii) registered in the name of such Soliciting Dealer unless such Securities are being held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on the accompanying Letter of Transmittal and Consent. No Soliciting Dealer Fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself).


     Additional Advisors' Fees. AT&T Capital has retained First Chicago Trust Company of New York as the Depositary and Georgeson & Company Inc. as the Information Agent in connection with the Offer and the Consent Solicitation. The Depositary and the Information Agent will receive reasonable and customary compensation for their services and will also be reimbursed for reasonable out-of-pocket expenses, including attorney fees. Neither the Depositary nor the Information Agent has been retained to make solicitations or recommendations in connection with the Offer.



     Except as described above, neither the Partnership, the Trust nor any person acting on their behalf has employed, retained or compensated, or intends to employ, retain or compensate, any person or class of person to make solicitations or recommendations to the holders of Trust Preferred Securities concerning the Offer.


            CERTAIN INFORMATION REGARDING AT&T CAPITAL AND NEWCOURT

AT&T CAPITAL


     AT&T Capital Corporation, a Delaware corporation, is a full-service, diversified equipment leasing and finance company with a presence in more than 20 countries in North America, Europe, Mexico, the Asia/Pacific Region and South America. AT&T Capital is one of the largest equipment leasing and finance companies in the United States and is the largest lessor of telecommunications equipment in the United States, in each case, based on the aggregate value of equipment leased or financed.



     Except indirectly through its interest in the Partnership as the sole General Partner, AT&T Capital does not own any Trust Preferred Securities. However, AT&T Capital is the sole owner of all of the common securities of the Trust.


     AT&T Capital's principal offices are located at AT&T Capital Corporation, 44 Whippany Road, Morristown, New Jersey 07962-1983 and its telephone number is
(973) 397-4444.

     For a more detailed description of the business and properties of AT&T Capital, see the descriptions thereof set forth in AT&T Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, each of which is incorporated herein by reference.

NEWCOURT


     Newcourt Credit Group Inc. is an independent financial services company which originates and manages asset-based financings. Newcourt was formed in Ontario, Canada in 1984 as an investment bank which originated and structured asset-based financings for the corporate and institutional asset finance market and syndicated such financings to Canadian financial institutions. In 1988, Newcourt broadened its activities to include vendor and direct equipment financing.



     Newcourt's principal offices are located at Newcourt Credit Group Inc., BCE Place, 181 Bay Street, Suite 2500, P.O. Box 827, Toronto, Ontario M5J2T3 and its telephone number is (416) 594-2400.


     On January 12, 1998, Newcourt consummated its acquisition of all of the issued and outstanding shares of AT&T Capital and AT&T Capital became an indirect wholly-owned subsidiary of Newcourt. The aggregate purchase price paid by Newcourt for the acquisition was approximately $1.6 billion. Of this amount, approximately $1.0 billion was paid in cash and the remaining approximately $0.6 billion was satisfied by the issuance of approximately 17.6 million common shares of Newcourt to the former owners of AT&T Capital.


     Except indirectly through its interest in AT&T Capital as the parent corporation, Newcourt does not own any Trust Preferred Security nor any other securities of the Trust.

         AVAILABLE INFORMATION; INCORPORATION OF DOCUMENTS BY REFERENCE


     AT&T Capital, the Partnership and the Trust are subject to the periodic reporting requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Reports, proxy materials and other information about AT&T Capital, the Partnership and the Trust are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. In connection with the Offer, AT&T Capital has filed a Tender Offer Statement on
Schedule 14D-1 and has filed a Rule 13E-3 Transaction Statement on Schedule 13E-3, in each case with the Commission that include certain additional information relating to the Offer. As noted above under 'Special
Factors -- Reasons for, and Purpose and Effects of, the Offer and Consent Solicitation -- Effects of Offer and Consent Solicitation,' AT&T Capital will continue to be subject to the informational requirements of the Exchange Act following the consummation of the Offer and Consent Solicitation.


     The following documents filed by AT&T Capital, the Partnership and the Trust with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:


          1. AT&T Capital's Annual Report on Form 10-K for each of the years ended December 31, 1997 and December 31, 1996;



          2. AT&T Capital's Quarterly Report on Form 10-Q for each of the quarterly periods ended March 31, 1998 and March 31, 1997;



          3. The Partnership's Annual Report on Form 10-K for each of the years ended December 31, 1997 and December 31, 1996;



          4. The Partnership's Quarterly Report on Form 10-Q for each of the quarterly periods ended March 31, 1998 and March 31, 1997;



          5. The Trust's Annual Report on Form 10-K for each of the years ended December 31, 1997 and December 31, 1996; and



          6. The Trust's Quarterly Report on Form 10-Q for each of the quarterly periods ended March 31, 1998 and March 31, 1997.


     All documents and reports filed by AT&T Capital, the Partnership or the Trust with the Commission pursuant to Section 13(a), 13(c), 14(a) or 15(d) of the Exchange Act after the date of this Offer to Purchase and Consent Solicitation and on or prior to the termination of the Offer shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing of such documents and reports. Any statement contained in a document or report incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this Offer to Purchase and Consent Solicitation to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase and Consent Solicitation.

     AT&T Capital will provide without charge, upon written or oral request, to each person to whom a copy of this Offer to Purchase and Consent Solicitation is delivered, a copy of any of the documents of AT&T Capital, the Partnership and the Trust (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) incorporated by reference herein. Such requests should be directed to AT&T Capital Corporation, 44 Whippany Road, Morristown, New Jersey 07962 or telephone: (973) 397-4444, attention of the Investor Relations Department.

                        SUMMARY OF FINANCIAL INFORMATION


     Set forth below is certain historical financial information of AT&T Capital. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited financial statements included in AT&T Capital's Annual Report on Form 10-K for each of the years ended December 31, 1997 and December 31, 1996 and from the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1998 and March 31, 1997.


                                                     YEAR ENDED DECEMBER 31,       THREE MONTHS ENDED MARCH 31,
                                                     ------------------------    ---------------------------------
                                                        1996          1997            1997              1998
                                                     ----------    ----------    --------------    ---------------
                                                                 (THOUSANDS OF DOLLARS, EXCEPT RATIOS)
                                                                                            (UNAUDITED)
Results of operation data:
     Total revenues...............................   $1,952,190    $1,814,139      $  420,930        $   440,937
     Income before extraordinary items............      168,539        21,007           7,428              7,258
     Net income...................................      168,539        21,007           7,428              7,258
     Ratio of earnings to fixed charges...........         1.60x         1.07x           1.11x             1.10x

                                                          AT DECEMBER 31,                   AT MARCH 31,
                                                      ------------------------    --------------------------------
                                                         1996          1997            1997              1998
                                                      ----------    ----------    --------------    --------------
                                                                 (THOUSANDS OF DOLLARS, EXCEPT RATIOS)
                                                                                            (UNAUDITED)
Balance sheet data:
     Total assets..................................   $8,092,512    $8,775,895      $8,027,310        $9,199,358
     Total indebtedness............................    6,464,924     7,117,994       6,590,194         7,714,683
     Company-obligated preferred securities of
       subsidiary..................................      200,000       200,000         200,000           200,000
     Total shareholders' equity....................      707,307       743,779         714,472           764,039

                                 MISCELLANEOUS

     The Offer is not being made to, nor will AT&T Capital accept tenders from, owners of Securities in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. AT&T Capital is not aware of any jurisdiction where the making of the Offer or the tender of Securities would not be in compliance with applicable law. If AT&T Capital becomes aware of any jurisdiction where the making of the Offer or the tender of Securities is not in compliance with any applicable law, AT&T Capital will make a good faith effort to comply with such law. If, after such good faith effort, AT&T Capital cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Securities residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on AT&T Capital's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                          AT&T CAPITAL CORPORATION

                                                                      SCHEDULE I



        CERTAIN INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS



     The following table sets forth the name, business address and present principal occupation or employment, and material occupations, offices or employments for the past five years of each director or trustee and executive officer of Newcourt, AT&T Capital, the Subsidiary Issuers, the Partnership, and the Trust. Except as otherwise noted, the business address of each such person is 44 Whippany Road, Morristown, New Jersey 07962-1983. In addition, except as otherwise noted, each person listed below has been employed by Newcourt, AT&T Capital, the Subsidiary Issuers, the Partnership, and the Trust, as the case may be, in the positions listed below during the last five years and is a United States citizen.



                                                                                             NUMBER OF
                                                     PRESENT PRINCIPAL OCCUPATION OR        SECURITIES     PERCENTAGE
                                                             EMPLOYMENT AND                BENEFICIALLY        OF
              NAME                    TITLE           FIVE YEAR EMPLOYMENT HISTORY             OWNED       SECURITIES
--------------------------------  -------------  ---------------------------------------   -------------   -----------
                                   I. EXECUTIVE OFFICERS AND DIRECTORS OF NEWCOURT

David F. Banks
  (citizen of Canada)...........  Director       January 1998 -- present, Chairman of          None           None
                                                 the Board; May 1997 -- January 1998,
                                                 President and Chief Executive Officer
                                                 of AT&T Capital; 1994 -- May 1997,
                                                 Chief Executive Officer of Penna
                                                 Holdings plc; prior thereto, Chief
                                                 Financial Officer of General Atlantic
                                                 Group Ltd.
Steven K. Hudson
  (citizen of Canada)...........  Director,      Chief Executive Officer                       None           None
                                  Executive
                                  Officer
Bradley D. Nullmeyer
  (citizen of Canada)...........  Director       President of Newcourt Financial               None           None
David D. McKerroll
  (citizen of Canada)...........  Director       President of Newcourt Capital                 None           None
Thomas S. Axworthy
  (citizen of Cananda)..........  Director       Adjunct Faculty in Public Policy, John        None           None
                                                 F. Kennedy School of Government,
                                                 Harvard University; Executive Director
                                                 of The CRB Foundation; prior thereto,
                                                 Principal Secretary to the Office of
                                                 the Prime Minister of Canada
Gerald E. Beasley
  (citizen of Canada)...........  Director       1994 -- present, Senior Executive Vice        None           None
                                                 President, Risk Management of Canadian
                                                 Imperial Bank of Commerce; prior
                                                 thereto, officer of Canadian Imperial
                                                 Bank of Commerce
Guy Hands
  (citizen of England)..........  Director       1994 -- present, Managing Director,           None           None
                                                 Principal Finance Group of Nomura
                                                 International plc; prior thereto, Head
                                                 of Global Asset Structuring, Goldman
                                                 Sachs International


                                                  (table continued on next page)

(table continued from previous page)



                                                                                             NUMBER OF
                                                     PRESENT PRINCIPAL OCCUPATION OR        SECURITIES     PERCENTAGE
                                                             EMPLOYMENT AND                BENEFICIALLY        OF
              NAME                    TITLE           FIVE YEAR EMPLOYMENT HISTORY             OWNED       SECURITIES
--------------------------------  -------------  ---------------------------------------   -------------   -----------
Robert F. Kilimnik
  (citizen of Canada)...........  Director       Vice President, Investments of The            None           None
                                                 Mutual Group
David A. MacIntosh
  (citizen of Canada)...........  Director       Executive Vice President, The Mutual          None           None
                                                 Group
Ronald A. McKinlay
  (citizen of Canada)...........  Director       December 1994 -- March 1997, Chairman         None           None
                                                 of the Board; Retired, Chairman of
                                                 Canada Deposit Insurance Corporation
Paul G. Morton
  (citizen of Canada)...........  Director       President of Security Investment              None           None
                                                 Corporation Ltd.
Bruce I. Robertson
  (citizen of Canada)...........  Director       President of B.I. Robertson &                 None           None
                                                 Associates Ltd.
David J. Sharpless
  (citizen of Canada)...........  Director       January 1998 -- present, Deputy               None           None
                                                 Chairman of the Board; March
                                                 1997 -- January 1998, Chairman of the
                                                 Board; prior thereto, senior partner
                                                 with Blake, Cassels & Graydon
Takumi Shibata
  (citizen of Japan)............  Director       President, Nomura International plc           None           None
Dr. Steven C. Small
  (citizen of Canada)...........  Director       Founder & Senior Partner of Dental            None           None
                                                 Anaesthesia Associates
                                                 President, Thorngard Capital
                                                 Corporation
Richard E. Venn
  (citizen of Canada)...........  Director       Chairman and Chief Executive Officer,         None           None
                                                 CIBC Wood Gundy Securities Inc.
William D. Walsh................  Director       General Partner, Sequoia Associates           None           None

                                 II. EXECUTIVE OFFICERS AND DIRECTORS OF AT&T CAPITAL

David F. Banks
  (citizen of Canada)...........  Director       January 1998 -- present, Chairman of          None           None
                                                 the Board; May 1997 -- December 1997,
                                                 Chief Executive Officer; 1994 -- May
                                                 1997, Chief Executive Officer of Penna
                                                 Holdings plc; prior thereto, Chief
                                                 Financial Officer of General Atlantic
                                                 Group Ltd.


                                                  (table continued on next page)

(table continued from previous page)



                                                                                             NUMBER OF
                                                     PRESENT PRINCIPAL OCCUPATION OR        SECURITIES     PERCENTAGE
                                                             EMPLOYMENT AND                BENEFICIALLY        OF
              NAME                    TITLE           FIVE YEAR EMPLOYMENT HISTORY             OWNED       SECURITIES
--------------------------------  -------------  ---------------------------------------   -------------   -----------
Steven K. Hudson
  (citizen of Canada)...........  Director,      January 1998 -- present, Chief                None           None
                                  Executive      Executive Officer; prior thereto and,
                                  Officer        currently, officer of Newcourt
Paul Currie.....................  Executive      January 1998 -- present, Executive Vice       None           None
                                  Officer        President; prior thereto, partner with
                                                 Coopers & Lybrand, Financial Advisory
                                                 Services Group
Michael A. DeBernardi...........  Executive      January 1998 -- present, Executive Vice       None           None
                                  Officer        President -- Chief Credit Officer;
                                                 prior thereto, Vice President -- Chief
                                                 Credit Officer
Daniel A. Jauernig..............  Executive      January 1998 -- present, Group                None           None
                                  Officer        President -- Chief Financial Officer;
                                                 prior thereto, Treasurer of Newcourt
David D. McKerroll
  (citizen of Canada)...........  Executive      January 1998 -- present, Group                None           None
                                  Officer        President; 1996 -- January 1998,
                                                 Executive Vice President of Newcourt;
                                                 prior thereto, Senior Vice
                                                 President -- Corporate Division of
                                                 Newcourt
Bradley D. Nullmeyer
  (citizen of Canada)...........  Executive      January 1998 -- present, Group                None           None
                                  Officer        President; 1996 -- January 1998,
                                                 Executive Vice President of Newcourt;
                                                 prior thereto, Senior Vice President
                                                 and Chief Operating Officer of Newcourt
Borden D. Rosiak................  Executive      January 1998 -- present, Executive Vice       None           None
                                  Officer        President; 1994 -- January 1998,
                                                 Executive Vice President and Chief
                                                 Financial Officer of Newcourt; prior
                                                 thereto, Chief Financial Officer of
                                                 Confederation Life Insurance Company
David A. Sharpless
  (citizen of Canada)...........  Executive      January 1998 -- present, Executive Vice       None           None
                                  Office         President -- International; prior
                                                 thereto, senior partner with Blake
                                                 Cassels & Graydon
Glenn A. Votek..................  Executive      January 1998 -- present, Executive Vice
                                  Officer        President and Treasurer; October
                                                 1995 -- January 1998, Vice President
                                                 and Treasurer; prior thereto, officer


                                                  (table continued on next page)

(table continued from previous page)



                                                                                             NUMBER OF
                                                     PRESENT PRINCIPAL OCCUPATION OR        SECURITIES     PERCENTAGE
                                                             EMPLOYMENT AND                BENEFICIALLY        OF
              NAME                    TITLE           FIVE YEAR EMPLOYMENT HISTORY             OWNED       SECURITIES
--------------------------------  -------------  ---------------------------------------   -------------   -----------
Scott J. Moore..................  Executive      January 1998 -- present, Senior Vice          None           None
                                  Officer        President and General Counsel of
                                                 Newcourt; July 1997 -- January 1998,
                                                 Vice President -- US Legal and General
                                                 Counsel of Newcourt Financial; prior
                                                 thereto, partner with Sidley & Austin

                           III. EXECUTIVE OFFICERS AND DIRECTORS AND TRUSTEES OF THE TRUST

Glenn A. Votek..................  Trustee        January 1998 -- present, Executive Vice       None           None
                                                 President and Treasurer of AT&T
                                                 Capital; October 1995 -- January 1998,
                                                 Vice President and Treasurer of AT&T
                                                 Capital; prior thereto, officer of AT&T
                                                 Capital
Robert J. Ingato................  Trustee        January 1998 -- present, Senior Vice          None           None
                                                 President of Newcourt; October
                                                 1996 -- January 1998, General Counsel
                                                 and Secretary of AT&T Capital; prior
                                                 thereto, Vice President, Assistant
                                                 General Counsel and Assistant Secretary
                                                 of AT&T Capital
Ramon Oliu......................  Trustee        January 1998 -- present, Senior Vice          None        None
                                                 President of Newcourt; June
                                                 1997 -- January 1998, Senior Vice
                                                 President and Chief Financial Officer
                                                 of AT&T Capital; January 1995 -- June
                                                 1997, Vice President and Controller of
                                                 AT&T Capital; prior thereto, Vice
                                                 President and Chief Financial Officer
                                                 of AT&T Capital

                                                                       ANNEX A-1


               THE PROPOSED AMENDMENT TO AT&T CAPITAL'S INDENTURE

 I. The relevant provision in the Indenture of AT&T Capital relating to optional redemption, Section 1201(a), reads as follows:

          SECTION 1201(a) Optional Redemption.

          At any time on or after September 30, 2006, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.

     The Proposed Amendments would amend Section 1201(a) to read as follows:

          SECTION 1201(a) Optional Redemption.

          At any time on or after June 30, 1998, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at
     a Redemption Price equal to   % of the principal amount of Securities to be
     redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.

 II. The relevant provision in the Indenture of AT&T Capital relating to notice to the Trustee, Section 1203, reads as follows:

          SECTION 1203 Authorization for Redemption; Notice to Trustee.

          The election of the Company to redeem Securities pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204.

     The Proposed Amendments would amend Section 1203 to read as follows:

          SECTION 1203 Authorization for Redemption; Notice to Trustee.

          The election of the Company to redeem Securities pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent
     Solicitation, dated as of                   , 1998 (the 'Offer to Purchase
     and Consent Solicitation'), no advance notice shall be given, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

III. The relevant provision in the Indenture of AT&T Capital relating to notice of redemption, Section 1205, reads as follows:

          SECTION 1205 Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed and shall state:

             (1) the Redemption Date,

             (2) the Redemption Price,

             (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and


             (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.


          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     The Proposed Amendments would amend Section 1205 to read as follows:

          SECTION 1205 Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent Solicitation, no advance notice shall be given other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

          All notices of redemption shall identify the Securities to be redeemed and shall state:

             (1) the Redemption Date,

             (2) the Redemption Price,

             (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

             (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                                                                       ANNEX A-2


                           THE PROPOSED AMENDMENT TO
                       THE SUBSIDIARY ISSUERS' INDENTURES

 I. The relevant provision in the Indentures of AT&T Capital Services Corporation ('AT&T Capital Services') and AT&T Capital Leasing Corporation ('AT&T Capital Leasing') relating to optional redemption, Section 1201(a), reads as follows:

          SECTION 1201(a) Optional Redemption.

          At any time on or after October 25, 2006, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.

     The Proposed Amendments would amend Section 1201(a) to read as follows:

          SECTION 1201(a) Optional Redemption.

          At any time on or after June 30, 1998, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at
     a Redemption Price equal to    % of the principal amount of Securities to
     be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.

 II. The relevant provision in the Indentures of AT&T Capital Services and AT&T Capital Leasing relating to notice to the Trustee, Section 1204, reads as follows:

          SECTION 1204 Authorization for Redemption; Notice to Trustee.

          The election of the Company to redeem Securities pursuant to Section 1201 and the mandatory redemption required pursuant to Section 1202 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1205.

     The Proposed Amendments would amend Section 1203 to read as follows:

          SECTION 1203 Authorization for Redemption; Notice to Trustee.

          The election of the Company to redeem Securities pursuant to Section 1201 and the mandatory redemption required pursuant to Section 1202 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1205; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Guarantor's Offer to Purchase and Consent Solicitation,
     dated as of              , 1998 (the 'Offer to Purchase and Consent
     Solicitation'), no advance notice shall be given, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

III. The relevant provision in the Indentures of AT&T Capital Services and AT&T Capital Leasing relating to notice of redemption, Section 1206, reads as follows:

          SECTION 1206 Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed and shall state:

             (1) the Redemption Date,

             (2) the Redemption Price,

             (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

             (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     The Proposed Amendments would amend Section 1206 to read as follows:

          SECTION 1206 Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent Solicitation, no advance notice shall be given other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

          All notices of redemption shall identify the Securities to be redeemed and shall state:

             (1) the Redemption Date,

             (2) the Redemption Price,


             (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and



             (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.


          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                                                                       ANNEX A-3


                           THE PROPOSED AMENDMENT TO
                       THE LIMITED PARTNERSHIP AGREEMENT

 I. The provision in the Limited Partnership Agreement relating to allocations of profits and losses to partners, Section 4.1(a), reads as follows:

          SECTION 4.1(a) Profits and Losses.

          The Partnership's Net Income for each Fiscal Period of the Partnership shall be allocated as follows:

             (i) First, to each Holder of a Partnership Preferred Security in an amount equal to the excess, if any, of (x) all Net Losses, if any, allocated to each such Holder from the date of issuance of the Partnership Preferred Security through and including the close of such Fiscal Period pursuant to Section 4.1(b)(ii) below over (y) the amount of Net Income, if any, allocated to each such Holder pursuant to this
        Section 4.1(a)(i) in all prior Fiscal Periods.

             (ii) Second, to the Holders of the Partnership Preferred Securities, an amount of Net Income equal to the excess of (x) the Distributions accrued on the Partnership Preferred Securities from the date of their issuance through and including the last day of such Fiscal Period, including any Compounded Distributions payable with respect thereto, over (y) the amount of Net Income allocated to the Holders of the Partnership Preferred Securities pursuant to this Section 4.1(a)(ii) in all prior Fiscal Periods. Amounts allocated to all Partnership Preferred Security Holders shall be allocated among such Holders in proportion to the number of Partnership Preferred Securities held by such Holders.

             (iii) Any remaining Net Income shall be allocated to the General Partner.

     The Proposed Amendments would amend Section 4.1(a) to read as follows:

          The Partnership's Net Income for each Fiscal Period of the Partnership shall be allocated as follows:

             (i) First, to each Holder of a Partnership Preferred Security in an amount equal to the excess, if any, of (x) all Net Losses, if any, allocated to each such Holder from the date of issuance of the Partnership Preferred Security through and including the close of such Fiscal Period pursuant to Section 4.1(b)(ii) below over (y) the amount of Net Income, if any, allocated to each such Holder pursuant to this
        Section 4.1(a)(i) in all prior Fiscal Periods;

             (ii) Second, to the Holders of the Partnership Preferred Securities, an amount of Net Income equal to the excess of (x) the Distributions accrued on the Partnership Preferred Securities from the date of their issuance through and including the last day of such Fiscal Period, including any Compounded Distributions payable with respect thereto, over (y) the amount of Net Income allocated to the Holders of the Partnership Preferred Securities pursuant to this Section 4.1(a)(ii) in all prior Fiscal Periods. Amounts allocated to all Partnership Preferred Security Holders shall be allocated among such Holders in proportion to the number of Partnership Preferred Securities held by such Holders; and

             (iii) Any remaining Net Income shall be allocated to the General Partner;

            provided that, notwithstanding the foregoing, the Partnership will allocate to the Holders of Partnership Preferred Securities their proportionate share of any gain realized by the Partnership upon a redemption of any of the Debentures.

 II. The provision in the Limited Partnership Agreement relating to optional redemption, Section 6.2(c), reads as follows:

          SECTION 6.2(c) Optional Redemption.

          Partnership Preferred Securities shall be redeemable at the option of the General Partner, in whole or in part, from time to time, on or after October 1, 2006, upon not less than 30 nor more than 60 days' notice, at an amount per Partnership Preferred Securities equal to $25 plus accrued and unpaid Distributions thereon, including any Compounded Distributions (the 'Redemption

     Price'). The Partnership may not redeem the Partnership Preferred Securities in part unless all accumulated and unpaid Distributions, including any Compounded Distributions, have been paid in full on all Partnership Preferred Securities for all Fiscal Periods terminating on or prior to the date of redemption. If a partial redemption of the Partnership Preferred Securities would result in the delisting of the Trust Preferred Securities (or, if the Trust is liquidated in connection with a Trust Special Event, the delisting of the Partnership Preferred Securities), the Partnership may only redeem the Partnership Preferred Securities in whole but not in part.

     The Proposed Amendments would amend Section 6.2(c) to read as follows:

          SECTION 6.2(c) Optional Redemption.

          Partnership Preferred Securities shall be redeemable at the option of the General Partner, in whole or in part, from time to time, on or after June 30, 1998, upon not less than 30 nor more than 60 days' notice (except to the extent otherwise permitted pursuant to the proviso to the first sentence of Section 6.2(e)(i)), at an amount per Partnership Preferred Security equal to $25 plus accrued and unpaid Distributions thereon, including any Compounded Distributions (the 'Redemption Price'). The Partnership may not redeem the Partnership Preferred Securities in part unless all accumulated and unpaid Distributions, including any Compounded Distributions, have been paid in full on all Partnership Preferred Securities for all Fiscal Periods terminating on or prior to the date of redemption. If a partial redemption of the Partnership Preferred Securities would result in the delisting of the Trust Preferred Securities (or, if the Trust is liquidated in connection with a Trust Special Event, the delisting of the Partnership Preferred Securities), the Partnership may only redeem the Partnership Preferred Securities in whole but not in part.

III. The relevant provision in the Limited Partnership Agreement relating to redemption procedures, Section 6.2(e)(i), reads as follows:

          SECTION 6.2(e)(i) Redemption Procedures.

          Notice of any redemption of Partnership Preferred Securities (a 'Redemption Notice') will be given by the Partnership by mail to each Holder of Partnership Preferred Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 6.2(e)(i), a Redemption Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Partnership Preferred Securities. Each Redemption Notice shall be addressed to the Holders of Partnership Preferred Securities at the address of each such Holder appearing in the books and records of the Partnership. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

     The Proposed Amendments would amend Section 6.2(e)(i) to read as follows:

          SECTION 6.2(e)(i) Redemption Procedures.

          Notice of any redemption of Partnership Preferred Securities (a 'Redemption Notice') will be given by the Partnership by mail to each Holder of Partnership Preferred Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption; provided that, notwithstanding the foregoing, in connection with the Company's Offer to Purchase and Consent Solicitation, the General Partner may optionally redeem the Partnership Preferred Securities in whole but not in part, without any advance notice, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as the 'Redemption Notice'). For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this
     Section 6.2(e)(i), a Redemption Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Partnership Preferred Securities. Each Redemption Notice shall be addressed to the Holders of Partnership Preferred Securities at the address of each such Holder appearing in the books and records of the Partnership. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

     Facsimile copies of the Letter of Transmittal and Consent will not be accepted. The Letter of Transmittal and Consent and, if applicable, certificates for Securities should be sent or delivered by each tendering holder of Trust Preferred Securities or his or her broker, dealer, bank or trust company to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            By Mail:                             By Hand:                     By Overnight Courier:
       First Chicago Trust                 First Chicago Trust                 First Chicago Trust
       Company of New York                 Company of New York                 Company of New York
       Tenders & Exchanges                 Tenders & Exchanges                 Tenders & Exchanges
           Suite 4660                c/o The Depository Trust Company              Suite 4680
          P.O. Box 2569                  55 Water Street, DTC TAD           14 Wall Street, 8th Floor
     Jersey City, New Jersey         Vietnam Veterans Memorial Plaza        New York, New York 10005
           07303-2569                    New York, New York 10041

                                      If by facsimile transmission:
                                     (For Eligible Institutions only)
                                              (201) 222-4720
                                                    or
                                              (201) 222-4721
                                      Facsimile confirmation number:
                                              (201) 222-4707

     ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES LISTED BELOW. REQUESTS FOR ADDITIONAL COPIES OF THIS OFFER TO PURCHASE AND CONSENT SOLICITATION, THE LETTER OF TRANSMITTAL AND CONSENT OR OTHER TENDER OFFER OR PROXY MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT, AND SUCH COPIES WILL BE FURNISHED PROMPTLY AT AT&T CAPITAL'S EXPENSE. HOLDERS OF TRUST PREFERRED SECURITIES MAY ALSO CONTACT THEIR LOCAL BROKER, DEALER, COMMERCIAL BANK OR TRUST COMPANY FOR ASSISTANCE CONCERNING THE OFFER.

                    The Information Agent for the Offer is:

                            GEORGESON & COMPANY INC.

                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (toll free)
                        Banks and Brokers call collect:
                                 (212) 440-9800

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.


                     World Financial Center -- North Tower
                                250 Vesey Street
                         New York, New York 10281-1307
                           (888) ML4-TNDR (toll free)
                                 (888-654-8637)

                                                                    APPENDIX 1

                       LETTER OF TRANSMITTAL AND CONSENT
                                  RELATING TO
                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                                       BY
                            AT&T CAPITAL CORPORATION
                                      FOR
                             CAPITA PREFERRED TRUST
                 9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                         ('TOPRS'sm'') (CUSIP 139710206)
                                      FOR
                           $            PER SECURITY

THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM., NEW YORK CITY
TIME, ON          ,          , 1998, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

               If by mail:                                 If by hand:                          If by overnight delivery:
       First Chicago Trust Company                 First Chicago Trust Company                 First Chicago Trust Company
               of New York                                 of New York                                 of New York
           Tenders & Exchanges                         Tenders & Exchanges                         Tenders & Exchanges
                Suite 4660                       c/o the Depository Trust Company                       Suite 4680
               PO. Box 2569                          55 Water Street, DTC TAD                   14 Wall Street, 8th Floor
    Jersey City, New Jersey 07303-2569           Vietnam Veterans Memorial Plaza                      New York 10005
                                                     New York, New York 10041

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THE 'LETTER OF TRANSMITTAL') OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL IS TO BE USED BY BOTH (1) HOLDERS OF SECURITIES WHO ARE TENDERING PURSUANT TO THE OFFER AND (2) HOLDERS OF SECURITIES WHO ARE ONLY CONSENTING TO THE PROPOSED AMENDMENTS AND NOT TENDERING THEIR SECURITIES.

     ANY HOLDER OF SECURITIES WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL SHOULD CONTACT GEORGESON & COMPANY INC., THE INFORMATION AGENT, AT (800) 223-2064 (TOLL FREE) AND FOR BANKS AND BROKERS (212) 440-9800.

------------
'sm' 'Trust Originated Preferred Securities' and 'TOPrS' are service marks of Merrill Lynch & Co.

     THE INSTRUCTIONS PERTAINING TO THIS LETTER OF TRANSMITTAL, WHICH BEGIN ON THE FOLLOWING PAGE, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal relates to the offer by AT&T Capital Corporation ('AT&T Capital') to purchase any and all 9.06% Trust Originated Preferred Securities (the 'Securities') of Capita Preferred Trust (the 'Trust') for cash upon the terms and subject to the conditions set forth in the accompanying Offer
to Purchase and Consent Solicitation, dated                   , 1998 (as amended
or supplemented and including the documents incorporated therein by reference, the 'Offer to Purchase and Consent Solicitation') and this Letter of Transmittal (together, the 'Offer'). Capitalized terms used and not defined herein have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.

     Unless an Agent's Message is utilized, this Letter of Transmittal is to be completed for tenders of Securities made by book-entry transfer by participants ('DTC Participants') of The Depository Trust Company ('DTC') into the account of First Chicago Trust Company of New York, as Depositary (the 'Depositary'), at DTC pursuant to the procedures described under 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation. Holders of Securities who tender Securities by book-entry transfer are referred to herein as 'Book-Entry holders.'

     This Letter of Transmittal is also to be completed by DTC Participants acting on behalf of beneficial owners who have elected not to tender their Securities pursuant to the Offer but have elected to consent to the Proposed Amendments (as defined in the Offer to Purchase and Consent Solicitation) pursuant to the procedures described under 'The Consent
Solicitation -- Procedures for Consenting' in the Offer to Purchase and Consent Solicitation.

     HOLDERS OF SECURITIES AS OF JULY 20, 1998 (THE 'RECORD DATE')
WHO VALIDLY TENDER THEIR SECURITIES WILL BE DEEMED TO HAVE GIVEN THEIR CONSENT WITH RESPECT TO SUCH SECURITIES TO THE PROPOSED AMENDMENTS.

     HOLDERS OF SECURITIES WHO PURCHASE, OR WHOSE PURCHASE SETTLES OR IS RECORDED, AFTER THE CLOSE OF BUSINESS ON THE RECORD DATE WILL HAVE THE RIGHT TO TENDER THEIR SECURITIES IN THE OFFER BUT WILL NOT HAVE THE RIGHT TO PROVIDE CONSENTS.

     HOLDERS OF SECURITIES AS OF THE RECORD DATE WILL BE PERMITTED TO PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS EVEN IF THEY DO NOT TENDER THEIR SECURITIES.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.


     No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the holder(s) of the Securities (which shall include any DTC Participant whose name appears on a security position listing as the owner of Securities) tendered herewith, (ii) if any Securities are tendered for an account of an Eligible Institution (as defined below) or
(iii) if this Letter of Transmittal is being signed by the holder of Securities solely for the purpose of providing a Consent to the Proposed Amendments and not tendering any Securities. If the tendered Securities are registered in the name(s) of someone other than the undersigned, such tendered Securities must be endorsed or accompanied by written instruments of transfer in form satisfactory to AT&T Capital and duly signed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an 'Eligible Institution'). See Instruction 4.


2. DELIVERY OF LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed (a) unless an Agent's Message is utilized pursuant to the procedure for tender by book-entry transfer set forth under 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation, or (b) if only Consents to the Proposed Amendments are being provided (and the Securities are not being tendered). Timely confirmation (a 'Book-Entry Confirmation') of a book-entry transfer of such Securities into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly signed, with any required signature guarantees, or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (unless Securities are being tendered pursuant to the procedures for guaranteed delivery described in the following paragraph).

     If the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Depositary has received at one of the addresses set forth herein prior to the Expiration Date, a signed letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Securities are registered, and stating that the tender is being made thereby and guaranteeing that within two New York Stock Exchange ('NYSE') trading days after the date of signature of such letter, telegram or facsimile transmission by the Eligible Institution, a confirmation of book-entry transfer of such Securities into the Depositary's account at DTC will be delivered by such Eligible Institution. Unless a confirmation of book-entry transfer of such Securities into the Depositary's account at DTC in accordance with DTC's Automated Tender Offer Program ('ATOP') procedures, if applicable, is received, AT&T Capital may, at its option, reject the tender.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Securities will be accepted for purchase. By signing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Securities for purchase.

3. CONSENTS.

     HOLDERS OF SECURITIES AS OF THE RECORD DATE WHO TENDER THEIR SECURITIES PURSUANT TO THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. In addition, holders of Securities as of the Record Date have the right to Consent to the Proposed Amendments (regardless of whether they tender their Securities) by executing the Consent included in this Letter of Transmittal. By executing a Notice of Guaranteed Delivery, a registered holder of Securities as of the Record Date is deemed to have tendered the Securities described in such Notice of Guaranteed Delivery and to have given their Consent to the Proposed Amendments with respect to their Securities so tendered. The Offer to Purchase and Consent Solicitation and related documents are being sent to all persons in whose name Securities are registered on the books of the Property Trustee as of July 20, 1998, which is the Record Date.
Holders of Securities who purchase or whose purchase is recorded after the Record Date and who wish to tender in the Offer are not eligible to Consent to the Proposed Amendments. Any holder of Securities as of the Record

Date, which are registered in the name of a person other than such holder, must establish to the satisfaction of AT&T Capital such holder's entitlement to give such Consent. This will ordinarily require an assignment by such registered holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 4. Any person who is the beneficial owner but not the registered holder of Securities must arrange for the registered transfer of such Securities prior to tendering or direct the registered holder to tender on behalf of the beneficial holder.

4. SIGNATURES ON LETTER OF TRANSMITTAL.


     If this Letter of Transmittal or the Notice of Guaranteed Delivery is signed by the holder(s) of the Securities tendered hereby or for which Consents are provided hereby, the signature(s) must correspond with the name(s) as registered.


     If any of the Securities tendered hereby or for which Consents are provided hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.


     If any of the Securities tendered hereby or for which Consents are provided hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.


5. STOCK TRANSFER TAXES.

     Because the Securities represent undivided interests in the Trust, there will be no stock transfer taxes due or payable with respect to the sale and transfer of any Securities pursuant to the Offer.

6. SUBSTITUTE FORM W-9.

     Under the federal income tax laws, the Depositary may be required to withhold 31% of the amount of any cash payments made pursuant to the Offer. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, is requested to provide such holder's or payee's correct taxpayer identification number, and certify that such holder or payee is not subject to such backup withholding by completing and signing the box entitled 'Substitute Form W-9' set forth on page 13 of this Letter of Transmittal. In general, if a holder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the holder or payee providing such number may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder or payee is requested to submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and/or how to complete the Substitute Form W-9 if the Securities are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

7. WAIVER OF CONDITIONS.

     The conditions of the Offer may be waived by AT&T Capital from time to time in accordance with, and subject to the limitations described in, the Offer to Purchase and Consent Solicitation. AT&T Capital, however, may not waive the condition that requires Requisite Consents (as defined in the Offer to Purchase and Consent Solicitation).

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES; INADEQUATE SPACE.

     Requests for assistance or additional copies of the Offer to Purchase and Consent Solicitation and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth herein.

     If the space provided herein is inadequate, the certificate numbers and/or the amounts of Securities should be listed on a separate signed schedule attached hereto.

9. SOLICITED TENDERS.

     AT&T Capital will pay to Soliciting Dealers (as defined herein) designated by the beneficial owner of the Securities validly tendered and accepted pursuant to the Offer a solicitation fee of $0.375 per Security tendered for cash (except that in the case of transactions equal to or exceeding 10,000 Securities, AT&T Capital will pay $0.25 per Security tendered for cash), in each case subject to certain conditions. For purposes of this Instruction 9, 'Soliciting Dealer' includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the 'NASD'), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Securities registered in the name of such Soliciting Dealer unless such Securities are held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Securities unless this Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned 'Solicited Tenders.'

     In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within two NYSE trading days after the Expiration Date. If a Notice of Solicited Tenders is not received by the Depositary within two trading days after the Expiration Date, no solicitation fee will be paid to such Soliciting Dealer. No solicitation fee shall be payable to a Soliciting Dealer in respect of Securities (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Securities are held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or the Notice of Solicited Tenders.

10. IRREGULARITIES.

     All questions as to the number of Securities to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Securities will be determined by AT&T Capital, in its sole discretion, which determination shall be final and binding. AT&T Capital reserves the absolute right to reject (i) any or all tenders made pursuant to the Offer determined by it not to be in appropriate form or (ii) the acceptance of or payment for any Securities which would, in the opinion of AT&T Capital's counsel, be unlawful. AT&T Capital also reserves the absolute right to waive any of the conditions set forth in the Offer (other than the Requisite Consent Condition as described in the Offer to Purchase and Consent Solicitation) or any defect or irregularity in any tender with respect to any particular Securities or any particular holder, and AT&T Capital's interpretation of the terms and conditions of such Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Expiration Date or such times as AT&T Capital shall determine. Neither AT&T Capital, the Depositary, the Information Agent, the Dealer Manager nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, tendering holders of Securities may be subject to backup withholding unless the Depositary is in possession of such holder's correct taxpayer identification number ('TIN') on a Substitute Form W-9. If the holder is an individual, the TIN is his or her social security number. If the payor is not in possession of the correct TIN, payments that are made to such holder or other payee with respect thereto may be subject to 31% backup withholding. To avoid backup withholding, tendering holders are requested to complete the Substitute Form W-9 below. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

     Certain holders of Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder of Securities is requested to submit a signed Form W-8 attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments that would be made in respect of the Securities. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


     The box in Part 3 of the Substitute Form W-9 may be checked if the holder of Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Securities or other payee should also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary may withhold 31% of payments made with respect to Securities prior to the time a properly certified TIN is provided to the payor. However, such amounts will be refunded to each such holder of Securities if a TIN is provided to the payor within 60 days.


     The holder of Securities should give the payor the TIN of the record owner of the Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Securities. If the Securities are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

           NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 12 AND 13 BELOW
                PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders Securities to AT&T Capital pursuant to the offer by AT&T Capital to purchase Securities for cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (together, the 'Offer'). Holders of Securities as of the Record Date who tender in the Offer will be deemed to have provided their Consents to the Proposed Amendments with respect to such Securities tendered.

     Subject to and effective upon acceptance for purchase of the Securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of AT&T Capital all right, title and interest in and to all the Securities that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Securities on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to the Depositary, (b) present such Securities for transfer on the books of the Trust and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Securities tendered hereby and to acquire the cash issuable or deliverable upon the purchase of such tendered Securities and that, when the undersigned's Securities are accepted for purchase, AT&T Capital will acquire good and unencumbered title to such tendered Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, sign and deliver any additional documents deemed by AT&T Capital to be necessary or desirable to complete the exchange, assignment and transfer of tendered Securities or to transfer ownership of such Securities.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer to Purchase and Consent Solicitation, this tender is irrevocable.

     The undersigned understands that tenders of Securities pursuant to any one of the procedures described in 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation and in the instructions hereto will constitute agreements between the undersigned and AT&T Capital upon the terms and subject to the conditions of the Offer.


     Please cause the cash purchase price to be credited to the account at DTC.

PLEASE COMPLETE:


-----------------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SECURITIES TENDERED OR CONSENTED
-----------------------------------------------------------------------------------------------------------------------------------
                        NAME(S) AND ADDRESS(ES) OF HOLDER(S)                          [ ] 9.06% TRUST ORIGINATED PREFERRED
          (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S).)                 SECURITIES OF CAPITA PREFERRED TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF SECURITIES
                                                                                                              NOT TENDERED BUT AS
                                                                                            NUMBER OF            TO WHICH ONLY
                                                                                      SECURITIES TENDERED*   CONSENTS ARE GIVEN**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   *Unless otherwise indicated, the holder will be deemed to have tendered the full number of Securities held by such holder.

  **Need not be completed by holders who tender all of such holder's Securities. A valid tender by holders as of the Record Date will constitute their Consents to the Proposed Amendments.
-----------------------------------------------------------------------------------------------------------------------------------

                       PLEASE DESIGNATE IN THE BOX BELOW
                ANY SOLICITING DEALER WHO SOLICITED YOUR TENDER.

--------------------------------------------------------------------------------

                               SOLICITED TENDERS

The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:

Name of Firm:  .................................................................
                                       (PLEASE PRINT)
Name of Individual Broker
or Financial Consultant:  ......................................................
Identification Number (if known):  .............................................
Address:  ......................................................................
 ................................................................................
                               (INCLUDE ZIP CODE)

                                   SIGN HERE

x ...................................   x ...................................
x ...................................   x ...................................
             SIGNATURE(S)                  PRINT NAME(S) AND ADDRESS(ES) HERE

Dated:  .......................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPLETE THE FOLLOWING:

   Name of Tendering Institution:  .............................................
   Account No.:  ...............................................................
   Transaction Code No.:  ......................................................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SECURITIES ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
    PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Tendering Securityholder(s):  ...................................
    Date of Execution of Notice of Guaranteed Delivery:  .......................
    Name of Institution which Guaranteed Delivery:  ............................
    If delivery is by book-entry transfer:
    Name of Tendering Institution:  ............................................
    Account No.:  ..............................................................
    Transaction Code No.:  .....................................................

--------------------------------------------------------------------------------

UNLESS YOU ARE AN ELIGIBLE INSTITUTION, IF YOU HAVE COMPLETED THE BOX IMMEDIATELY ABOVE, YOU MUST HAVE THE 'GUARANTEE OF SIGNATURE(S)' PORTION OF THE BOX ON PAGE 12 COMPLETED BY AN ELIGIBLE INSTITUTION.

COMPLETE ONLY IF CONSENTING BUT NOT TENDERING:

--------------------------------------------------------------------------------

                                    CONSENT

     The undersigned, a registered holder of Securities as of July 20, 1998, hereby consents or withholds consent as specified below with respect to the Proposed Amendments and appoints the Depositary its agent and attorney-in-fact (with full knowledge that the Depositary also acts as the agent of AT&T Capital) with respect to such consent given hereby with full power of substitution to deliver this Letter of Transmittal to AT&T Capital, the Partnership, the Trust and The First National Bank of Chicago, as Property Trustee and holder of the Partnership Preferred Securities owned by the Trust.

                              CHECK ONE BOX ONLY

                     CONSENT [ ]      WITHHOLD CONSENT [ ]

 ..................... Number of Securities for which Consent is being delivered

     The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the execution of this Letter of Transmittal and coupled with an interest.

     The undersigned understands that the Consent delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and AT&T Capital upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and in this Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     Unless otherwise specified in the table on page 9, this Letter of Transmittal relates to all Securities held by the undersigned. If the space provided above is inadequate, list all such information on a separate signed schedule and affix the schedule to this Letter of Transmittal.

     The terms and conditions of the Consent Solicitation set forth in the Offer to Purchase and Consent Solicitation, those terms and conditions set forth in 'The Consent Solicitation -- Procedures for Consenting,' are hereby incorporated herein by reference and form part of the terms and conditions of this Letter of Transmittal.

--------------------------------------------------------------------------------

PLEASE COMPLETE:

--------------------------------------------------------------------------------

                       HOLDER(S) OF SECURITIES SIGN HERE
  (PLEASE COMPLETE AND SIGN THE BOX ENTITLED 'SUBSTITUTE FORM W-9' ON PAGE 13)

       Must be signed exactly as name(s) appear(s) on a security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

  X  .........................................................................

  X  .........................................................................
                            SIGNATURE(S) OF OWNER(S)
  Dated:  ....................................................................
  Name(s):  ..................................................................
                                 (PLEASE PRINT)
  Capacity (full title):  ....................................................
  Address:  ..................................................................
                               (INCLUDE ZIP CODE)
  Area Code and Telephone No.:  ..............................................

                   GUARANTEE OF SIGNATURE(S) (IF APPLICABLE)
                           (SEE INSTRUCTIONS 1 AND 4)

  Authorized Signature:  .....................................................
  Name:  .....................................................................
  Title:  ....................................................................
  Address:  ..................................................................
  Name of Firm:  .............................................................
  Area Code and Telephone No.:  ..............................................
  Dated:  ....................................................................

--------------------------------------------------------------------------------

                   TO BE COMPLETED BY ALL TENDERING HOLDERS:
                 PAYOR: FIRST CHICAGO TRUST COMPANY OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------

   SUBSTITUTE                    PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT        TIN: ___________________
                                 AND CERTIFY BY SIGNING AND DATING BELOW                    SOCIAL SECURITY NUMBER
                                                                                                 OR EMPLOYER
                                                                                            IDENTIFICATION NUMBER
                                 --------------------------------------------------------------------------------------
FORM W-9                         PART 2: Check the box if you are NOT subject to backup withholding under the
DEPARTMENT OF THE TREASURY       provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are
INTERNAL REVENUE SERVICE         exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3)
                                 the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                                 --------------------------------------------------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER     PART 3: Awaiting TIN [ ] (And see certification box below.)
IDENTIFICATION ('TIN') AND
CERTIFICATION

CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
COMPLETE.

SIGNATURE ..........................................................................................................
DATE ...............................................................................................................
-----------------------------------------------------------------------------------------------------------------------



           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
              THE BOX IN PART 3 OF THE ABOVE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.

SIGNATURE ...............................    DATE ..............................

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (toll free)
                        Banks and Brokers Call Collect:
                                 (212) 440-9800

     Any questions or requests for assistance or additional copies of the Offer to Purchase and Consent Solicitation or the Letter of Transmittal or for copies of the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and location set forth above. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                      The Dealer Manager for the Offer is:


                              MERRILL LYNCH & CO.
                       World Financial Center-North Tower
                         New York, New York 10281-1307
                           (888) ML4-TNDR (toll-free)
                                 (888) 654-8637
                          Attention: Susan L. Weinberg

                                                                      APPENDIX 2

                         NOTICE OF GUARANTEED DELIVERY
                                  RELATING TO
                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                             CAPITA PREFERRED TRUST
                 9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                         ('TOPRS'sm'') (CUSIP 139710206)
                                      FOR
                           $            PER SECURITY

     This form, or a substantial equivalent, must be used to tender 9.06% Trust Originated Preferred Securities (the 'Securities') of Capita Preferred Trust if the procedure for book-entry transfer of Securities, as described in the Offer
to Purchase and Consent Solicitation, dated                   , 1998 (the 'Offer
to Purchase and Consent Solicitation'), cannot be completed by the Expiration Date (as defined in the Offer to Purchase and Consent Solicitation). This form, properly completed and duly executed, may be delivered by facsimile transmission, hand or overnight courier to First Chicago Trust Company of New York (the 'Depositary').
  THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM., NEW YORK
  CITY TIME, ON                   , 1998, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

               If by mail:                                 If by hand:                          If by overnight delivery:
       First Chicago Trust Company                 First Chicago Trust Company                 First Chicago Trust Company
               of New York                                 of New York                                 of New York
           Tenders & Exchanges                         Tenders & Exchanges                         Tenders & Exchanges
                Suite 4660                       c/o the Depository Trust Company                       Suite 4680
               PO. Box 2569                          55 Water Street, DTC TAD                   14 Wall Street, 8th Floor
         Jersey City, New Jersey                 Vietnam Veterans Memorial Plaza                      New York 10005
                07303-2569                           New York, New York 10041

                                                  If by facsimile transmission:
                                                 (For Eligible Institutions only)
                                                          (201) 222-4720
                                                                or
                                                          (201) 222-4721
                                               Facsimile confirmation number only:
                                                          (201) 222-4707

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                    The Information Agent for the Offer is:
                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (toll free)
                 Banks and Brokers Call Collect: (212) 440-9800

Ladies and Gentlemen:

     The undersigned hereby tenders to AT&T Capital Corporation ('AT&T Capital') upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent (the 'Letter of Transmittal'), the receipt of which is hereby acknowledged, the number of Securities set forth below, pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase and Consent Solicitation and the Letter of Transmittal. The undersigned understands that the proper tender of Securities by holders of record as of July 20, 1998 will constitute the giving of a consent by such holders with respect thereto to the Proposed Amendments described in the Offer to Purchase and Consent Solicitation.

     THIS NOTICE OF GUARANTEED DELIVERY IS BEING USED WITH RESPECT TO THE FOLLOWING SECURITIES:

     9.06% Trust Originated Preferred Securities of Capita Preferred Trust

Number of Securities Tendered:
 .......................................................

                                                                                Address(es):
                                                          ........................................................
                                                          ........................................................
                                                                                 (ZIP CODE)
Name of
Tendering Institution:  ................................  Area Code and Tel. No.:  ...............................

Account Number:  .......................................

Dated:  ................................................  Signature(s):  .........................................

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) 'own(s)' the Securities tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Securities complies with Rule 14e-4 and (c) to deliver to the Depositary Securities confirmation of the book-entry transfer of the Securities tendered hereby into the account of the Depositary at The Depository Trust Company, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Offer to Purchase and Consent Solicitation)) and any other required documents within two New York Stock Exchange trading days after the date of execution of this Notice.

Name of Firm:  .......................................  X  ...................................................
                                                                        (AUTHORIZED SIGNATURE)

Address:  ............................................  Name:  ...............................................

Telephone Number:  ...................................  Title:  ..............................................
                                                                        (PLEASE TYPE OR PRINT)

Dated:  ..............................................

                                                                      APPENDIX 3

                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                             CAPITA PREFERRED TRUST
                 9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                         ('TOPRS'sm'') (CUSIP 139710206)
                                      FOR
                           $            PER SECURITY

  THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM., NEW YORK
  CITY TIME, ON       ,       , 1998, UNLESS EXTENDED.

                                                                          , 1998

To: Brokers, Dealers, Commercial Banks,
    Trust Companies and
    Other Nominees

     We have been appointed by AT&T Capital Corporation ('AT&T Capital') to act as Dealer Manager in connection with the offer described below.


     AT&T Capital is offering to purchase any and all 9.06% Trust Originated
Preferred Securities (the 'Securities') of Capita Preferred Trust for $      in
cash per Security, upon the terms and subject to the conditions set forth in the
Offer to Purchase and Consent Solicitation, dated       , 1998 (as amended or
supplemented and including all documents incorporated therein by reference, the 'Offer to Purchase and Consent Solicitation'), and the related Letter of Transmittal and Consent (the 'Letter of Transmittal') (together, the 'Offer'). The terms of the Securities are described in the Offer to Purchase and Consent Solicitation. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Offer to Purchase and Consent Solicitation.



     In connection with the Offer, AT&T Capital is soliciting consents (the 'Consents') from the holders of record of Securities as of July 20, 1998 (the 'Record Date') to the Proposed Amendments described in the Offer to Purchase and Consent Solicitation.


      The proper tender by holders of Securities as of the Record Date will constitute the giving of a Consent by such holders with respect to such Securities.

      Holders of Securities who acquired such Securities after the Record Date will have the right to tender their Securities pursuant to the Offer but will not have the right to provide Consents.


      A holder of Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Securities pursuant to the Offer. No separate payments will be made for Consents.


     For your information and for forwarding to your clients, for whom you hold Securities registered in your name or in the name of your nominee, we are enclosing an appropriate number of sets of the following documents with respect to the Offer, as applicable:

          1. Offer to Purchase and Consent Solicitation;

          2. Letter of Transmittal and Consent relating to the Offer for your use and for the information of your clients, for whom you hold Securities, together with the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery relating to the Offer, to be used to accept such Offer if the book-entry transfer of Securities cannot be completed by the applicable Expiration Date (as defined in the Offer to Purchase and Consent Solicitation); and

------------
'sm' 'Trust Originated Preferred Securities' and 'TOPrS' are service marks of Merrill Lynch & Co.

          4. A form of letter that may be sent to your clients, for whom you hold Securities, with space provided for obtaining such clients' instructions and their designation of a Soliciting Dealer (as defined below) with regard to the Offer.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES AND OTHER NOMINEES SHOULD BE AWARE THAT THE DEPOSITORY TRUST COMPANY ('DTC') HAS ISSUED A SPECIAL NOTICE AND ESTABLISHED SPECIAL PROCEDURES FOR TENDERING SECURITIES PURSUANT TO THE OFFER. With respect to the Offer, separate accounts have been established by First Chicago Trust Company of New York (the 'Depositary') at DTC for (i) book-entry delivery of Securities held as of the Record Date (which will constitute the giving of a Consent with respect to such interests) and (ii) book-entry delivery of Securities acquired after the Record Date (which will not constitute the giving of a Consent with respect to such interests). PLEASE ENSURE THAT TENDERS ARE MADE TO THE PROPER ACCOUNT. If only a Consent is being provided by a holder as of the Record Date, you are required to fill out the form of Consent included in the applicable Letter of Transmittal and return such Letter of Transmittal directly to the Depositary.

     AT&T Capital will pay Soliciting Dealers designated by the beneficial owner of the Securities validly tendered and accepted pursuant to the Offer a solicitation fee of $0.375 per Security tendered for cash (except that in the case of transactions equal to or exceeding 10,000 Securities, AT&T Capital will pay $0.25 per security for such Securities, of which eighty percent (80%) shall be paid to Merrill Lynch and twenty percent (20%) to the designated Soliciting Dealer (which may be Merrill Lynch)), in each case subject to certain conditions. In cases where no Solicitating Dealer is designated, the Dealer Manager will be paid one hundred percent (100%) of the applicable solicitation fee. 'Solicitating Dealers' include (i) any broker or dealer in securities, including each Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the 'NASD'), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a 'Soliciting Dealer'). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Securities by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned 'Solicited Tenders.' No separate solicitation fee will be paid for Consents.

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients material relating to the Offer, including the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal, and tendering Securities as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any Security. No Soliciting Dealer is required to make any recommendation to holders of Securities as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term 'solicit' shall be deemed to mean no more than processing Securities tendered or forwarding to customers materials regarding the Offer.


     IN ORDER TO RECEIVE A SOLICITATION FEE, THE SOLICITING DEALER MUST RETURN A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY WITHIN TWO NYSE TRADING DAYS AFTER THE EXPIRATION DATE. IF A NOTICE OF SOLICITED TENDERS IS NOT RECEIVED BY THE DEPOSITARY WITHIN TWO TRADING DAYS AFTER THE EXPIRATION DATE, NO SOLICITATION FEE WILL BE PAID TO SUCH SOLICITING DEALER. Such Notice of Solicited Tenders for the Securities is attached hereto on pages 4-5. No solicitation fee shall be payable to a Soliciting Dealer in respect of Securities (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Securities are held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal or the applicable Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Securities by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

     No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AT&T Capital, the Trust, the Partnership, the Subsidiary Issuers, the trustee of any trust, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.


     AT&T Capital will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. Because the Securities represent undivided interests in the Trust, there will be no stock transfer taxes due or payable with respect to the sale and transfer of any Securities pursuant to the Offer.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tender or incur any liability for failure to give such notification.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent at the address and telephone number set forth on the back cover of the Offer to Purchase and Consent Solicitation.

                                          Very truly yours,
                                          Merrill Lynch & Co.


     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF AT&T CAPITAL, THE SUBSIDIARY ISSUERS, THE PARTNERSHIP, THE TRUST, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED TENDERS


     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY WITHIN TWO NYSE TRADING DAYS AFTER THE APPLICABLE EXPIRATION DATE TO THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE AND CONSENT SOLICITATION. NOTICES MAY BE DELIVERED BY FACSIMILE TO THE DEPOSITARY AT (201) 222-4720 (CONFIRM RECEIPT BY TELEPHONE (201) 222-4707).

     ALL QUESTIONS CONCERNING THE NOTICE OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS: GEORGESON & COMPANY INC.: (212) 440-9800.

              BENEFICIAL OWNERS OF LESS THAN 10,000 SECURITIES --
                      SOLICITATION FEE $0.375 PER SECURITY

DTC Participant       VOI Ticket          Number of Securities     Number of Beneficial
     Number             Number           Requested for Payment     Owner(s) Represented

               BENEFICIAL OWNERS OF 10,000 OR MORE SECURITIES --
                    SOLICITATION FEE OF $0.250 PER SECURITY
               (80% TO DEALER MANAGER, 20% TO SOLICITING DEALER)

                                                     Number of               Number of                Name of
DTC Participant          VOI Ticket            Securities Requested     Beneficial Owner(s)     Soliciting Merrill
     Number                Number                   for Payment             Represented            Lynch Dealer

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Consent Solicitation (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Securities, it has used no soliciting materials other than those furnished by AT&T Capital and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers ('NASD'), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

Print Firm Name ..............................................  Address ......................................................

Authorized Signature .........................................  City, State, Zip Code ........................................

Area Code and Telephone Number ...............................  Attention ....................................................

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm ...........................................................................
                                 (Please Print)
Attention ......................................................................
Address ........................................................................
 ...............................................................................
                               (Include Zip Code)
Phone Number ...................................................................
Taxpayer Identification or Social Security No. .................................
Applicable VOI Number .................... Number of Shares ....................

     If solicitation fees are to be paid to another Eligible Institution(s), please complete the following:

ISSUE CHECK TO:

Firm ...........................................................................
                                 (Please Print)
Attention ......................................................................
Address ........................................................................
 ...............................................................................
                               (Include Zip Code)
Phone Number ...................................................................
Taxpayer Identification or Social Security No. .................................
Applicable VOI Number .................... Number of Shares ....................



ISSUE CHECK TO:

Firm ...........................................................................
                                 (Please Print)
Attention ......................................................................
Address ........................................................................
 ...............................................................................
                               (Include Zip Code)
Phone Number ...................................................................
Taxpayer Identification or Social Security No. .................................
Applicable VOI Number .................... Number of Shares ....................



     *NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

                                                                      APPENDIX 4

                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                             CAPITA PREFERRED TRUST
                 9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                         ('TOPRS'sm'') (CUSIP 139710206)
                                      FOR
                           $            PER SECURITY

  THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON                   ,   , 1998, UNLESS EXTENDED.

                                                                          , 1998

To Our Clients:

     Enclosed for your consideration are the Offer to Purchase and Consent
Solicitation, dated                , 1998 (as amended or supplemented and
including all documents incorporated therein by reference, the 'Offer to Purchase and Consent Solicitation') and a form of Letter of Transmittal and Consent (the 'Letter of Transmittal') relating to the offer by AT&T Capital Corporation ('AT&T Capital') to purchase any and all 9.06% Trust Originated Preferred Securities (the 'Securities') of Capita Preferred Trust, for $ in cash per Security upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and the Letter of Transmittal (together, the 'Offer'). All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.


     In connection with the Offer, AT&T Capital is soliciting Consents from the holders of record of Securities as of July 20, 1998 (the 'Record Date') to the Proposed Amendments.


      The proper tender by holders of Securities as of the Record Date will constitute the giving of a Consent by such holders with respect to such Securities.

      Holders of Securities who acquired such Securities after the Record Date will have the right to tender their Securities pursuant to the Offer but will not have the right to provide Consents.

      A holder of Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Securities pursuant to the Offer.

     We are the holder of record of Securities held for your account. A tender of such Securities can be made only by us as the holder of record and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information now and cannot be used by you to tender Securities held by us for your account.

     We request instructions as to whether you wish us to tender (or, if applicable, provide Consents with respect to) any or all of the Securities held by us for your account, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and the Letter of Transmittal. We also request that you designate, in the box captioned 'Solicited Tenders' below, any Soliciting Dealer who solicited your tender of Securities.

     Your attention is called to the following:

          1. The Offer and related withdrawal rights will expire at 5:00 P.M.,
     New York City time, on                ,   , 1998, unless extended (the
     'Expiration Date').

          2. Consummation of the Offer is conditioned upon, among other things, the satisfaction of the Requisite Consent Condition (as defined in the Offer to Purchase and Consent Solicitation), which requires AT&T Capital to receive Requisite Consents to the Proposed Amendments from holders of Securities. The Requisite Consent Condition may not be waived by AT&T Capital.

------------
'sm' 'Trust Originated Preferred Securities' and 'TOPrS' are service marks of Merrill Lynch & Co.

          3. If you owned Securities as of the Record Date, you may not validly tender Securities without delivering a Consent to the Proposed Amendments. The proper tender of Securities by holders as of the Record Date will constitute the giving of a Consent by such holders. If you did not own Securities as of the Record Date, you will not be eligible to deliver a Consent. If you owned Securities as of the Record Date, you may deliver a Consent even if you do not elect to tender Securities. No separate payments are being made for Consents.

          4. Tendering holders will not pay brokerage fees or commissions, solicitation fees or any stock transfer taxes applicable to the tender of Securities pursuant to the Offer.


     If you wish to have us tender or deliver a Consent with respect to any or all of your Securities, please instruct us by completing, executing, detaching and returning to us the portion of this letter captioned 'Instructions With Respect to the Offer and Consent Solicitation.' An envelope to return your instructions to us is enclosed. Unless specified on such instructions, tenders of or Consents with respect to all such Securities will be made on your behalf. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf before the Expiration Date.


     THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF SECURITIES IN ANY JURISDICTION IN WHICH THE MAKING OF SUCH OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN THOSE JURISDICTIONS THE LAWS OF WHICH REQUIRE THAT AN OFFER BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF AT&T CAPITAL BY MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

        INSTRUCTIONS WITH RESPECT TO THE OFFER AND CONSENT SOLICITATION


     The undersigned acknowledge(s) receipt of your letter, the Offer to Purchase and Consent Solicitation and the Letter of Transmittal relating to the Offer.

     This will instruct you to tender the number of Securities indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and the Letter of Transmittal.

HOLDERS AS OF THE RECORD DATE:

TENDER BY HOLDERS AS OF THE RECORD DATE:


[ ] By checking this box, all Securities held by you for our account will be tendered for cash. If fewer than all Securities are to be tendered, we have checked the box below and indicated the aggregate number of Securities to be tendered by you. We understand that since the Securities held by you for our account were held as of the Record Date, the tender of Securities will constitute our Consent to the Proposed Amendments.


[ ]           shares(1)

HOLDERS AFTER THE RECORD DATE:

TENDER BY HOLDERS WHO ACQUIRED SECURITIES AFTER THE RECORD DATE:

[ ] By checking this box, all Securities held by you for our account, will be tendered for cash. If fewer than all Securities are to be tendered, we have checked the box below and indicated the aggregate number of Securities to be tendered by you.

[ ]           shares(1)

HOLDERS CONSENTING ONLY:

CONSENT ONLY BY HOLDERS AS OF THE RECORD DATE:

[ ] By checking this box, we instruct you to deliver a Consent with respect to all Securities held by you for our account as of the Record Date which are not being tendered in the Offer. If Consents should be provided with respect to fewer than all Securities not tendered, we have checked the box below and indicated the aggregate number of Securities as to which Consents should be provided.

[ ]           shares(1)

------------
(1) Unless otherwise indicated, it will be assumed that all such Securities are to be tendered or that Consents are to be provided with respect to all such Securities.

                                   SIGN HERE

SIGNATURE(S): ..................................................................

NAME(S): .......................................................................

ADDRESS(ES): ...................................................................

SOCIAL SECURITY OR TAXPAYER ID NO(S).: .........................................

DATED: .........................................................................

            PLEASE DESIGNATE IN THE BOX BELOW ANY SOLICITING DEALER
                           WHO SOLICITED YOUR TENDER.

                               SOLICITED TENDERS

  The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:

  Name of Firm:  .............................................................

                                       (PLEASE PRINT)

  Name of Individual Broker
  or Financial Consultant:  ..................................................

  Identification Number (if known):  .........................................

  Address:  ..................................................................

  ............................................................................

                               (INCLUDE ZIP CODE)

                                                SIGN HERE
X  .................................................  X  .................................................

X  .................................................  X  .................................................

                    SIGNATURE(S)                               PRINT NAME(S) AND ADDRESS(ES) HERE

Dated:  ............................................

                                                                      APPENDIX 5


THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE, A SOLICITATION OF AN OFFER
   TO SELL THESE SECURITIES NOR A SOLICITATION OF CONSENTS TO THE PROPOSED
     AMENDMENTS. THE OFFER IS MADE SOLELY BY THE OFFER TO PURCHASE AND
       CONSENT SOLICITATION DATED                   , 1998 AND THE
                   RELATED LETTER OF TRANSMITTAL AND CONSENT.



                            AT&T CAPITAL CORPORATION
              NOTICE OF OFFER TO PURCHASE AND CONSENT SOLICITATION
                            ANY AND ALL OUTSTANDING
                             CAPITA PREFERRED TRUST
                9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm'
                       (TOPRS'sm')(CUSIP for 139710206)
                                     for
                          $        PER SECURITY






     AT&T Capital Corporation, a Delaware corporation ('AT&T Capital'), invites the holders of 9.06% Trust Originated Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) ('Trust Preferred Securities' or 'Securities') of Capita Preferred Trust (the 'Trust'), a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital, to tender
any and all of their Securities for purchase at the price of $      per Security
(the 'Purchase Price'), plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation, dated
                  , 1998 and in the related Letter of Transmittal and Consent (together, the 'Offer'). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Offer to Purchase and Consent Solicitation.



THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                , 1998 (THE 'EXPIRATION DATE'), UNLESS EXTENDED.



     The Offer is conditioned upon, among other things, the receipt by AT&T Capital of Consents to the Proposed Amendments, as described below, from holders of record of Trust Preferred Securities as of July 20, 1998 (the 'Record Date') representing a majority in liquidation amount of all of the outstanding Trust Preferred Securities (the 'Requisite Consents'). See 'Terms of the
Offer -- Certain Conditions of the Offer' in the Offer to Purchase and Consent Solicitation.


     The proper tender of Securities by such holders as of the Record Date shall constitute the giving of a Consent by such holders with respect to their tendered Securities. However, holders of record as of the Record Date have the right to consent to the Proposed Amendments regardless of whether they tender their Securities.


     If AT&T Capital receives the Requisite Consents, accepts for purchase and purchases Securities in the Offer and effects the adoption of the Proposed Amendments, holders who do not validly tender, or who do not tender any of,
their Securities in the Offer will receive a redemption price of $     per
Security (the 'Redemption Price'), plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed security up to but not including the Payment Date, net to the seller in cash. THE REDEMPTION PRICE IS LESS THAN THE PURCHASE PRICE. See 'The Consent Solicitation -- Optional Redemption of Non-Tendered Securities' in the Offer to Purchase and Consent Solicitation.



     Neither AT&T Capital, the Subsidiary Issuers, the Partnership, the Trust, their respective Board of Directors, General Partner or Trustees nor any of their respective officers makes any recommendation to any holder as to whether to tender any or all Securities or to consent to the Proposed Amendments.
Each holder must make his or her own decision as to whether to tender Securities and, if so, how many Securities to tender or to consent to the Proposed Amendments.

     Tenders of Securities made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are
irrevocable, except that they may be withdrawn after                   , 1998,
unless theretofore accepted for payment by AT&T Capital as provided in the Offer to Purchase and Consent Solicitation. The Offer to Purchase and Consent
Solicitation is first being mailed on or about                   , 1998.


     AT&T Capital will pay to Soliciting Dealers solicitation fees for Securities tendered, accepted for payment and paid for pursuant to the Offer, subject to certain conditions. See 'Solicitation Fees, Other Fees and Expenses' in the Offer to Purchase and Consent Solicitation. Soliciting Dealers are not entitled to solicitation fees for any Securities beneficially owned by such Soliciting Dealers.


     The Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent contain important information which should be read before any decision is made with respect to the Offer.


     The information required to be disclosed by Rule 14d-6(e)(vii) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, is contained in the Offer to Purchase and Consent Solicitation and is incorporated herein by reference.



     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager as set forth below. Requests for copies of the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent or other tender offer or consent materials may be directed to the Information Agent and such copies will be furnished promptly at AT&T Capital's expense. Holders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer and the Consent Solicitation.


                    The Information Agent for the Offer is:


                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect (212) 440-9800:
                                       or
                   All Others Call Toll-Free: (800) 223-2064



                      The Dealer Manager for the Offer is:



                              MERRILL LYNCH & CO.
                     World Financial Center -- North Tower
                                200 Vesey Street
                         New York, New York 10281-1307
                           (888) ML4-TNDR (toll-free)
                                 (888) 654-8637
                            Attn: Susan L. Weinberg



July   , 1998

                                                                      APPENDIX 6

                                 PRESS RELEASE


                                                                          , 1998

                            AT&T CAPITAL CORPORATION
                        OFFERS TO PURCHASE FOR CASH, AND
                      SOLICITS THE CONSENT OF HOLDERS OF,
                   TRUST PREFERRED SECURITIES'sm' (TOPRS'sm') OF
                             CAPITA PREFERRED TRUST

                                                                                                    PURCHASE PRICE
                                TITLE OF SECURITY                                   CUSIP NUMBER      PER SHARE
---------------------------------------------------------------------------------   ------------    --------------
9.06% Trust Originated Preferred Securities (Liquidation Amount
  $25 per Trust Preferred Security) of Capita Preferred Trust....................     139710206        $
                                                                                    ------------    --------------
                                                                                    ------------    --------------

     AT&T Capital Corporation ('AT&T Capital' or the 'Company') announced today its offer to purchase any and all outstanding 9.06% Trust Originated Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) (the 'Trust Preferred Securities' or 'Securities') of Capita Preferred Trust, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent
Solicitation, dated                , 1998, and the related Letter of Transmittal
and Consent (together, the 'Offer'). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.


     The Company also announced that it is soliciting consents from the holders of record of Securities as of July 20, 1998, for proposed amendments to (i) the Amended and Restated Limited Partnership Agreement of Capita Preferred Funding L.P. (the 'Limited Partnership Agreement') that provide for an early redemption of partnership preferred securities issued thereunder and (ii) the indentures of AT&T Capital and two of its wholly-owned subsidiaries (the 'Indentures') that provide for early redemptions of the debentures issued thereunder. AT&T Capital is the sole general partner of Capita Preferred Funding L.P.


     Concurrently with AT&T Capital's purchase of shares in the Offer and adoption of the Proposed Amendments, AT&T Capital will, and will cause each of its controlled affiliates to, exercise their respective optional redemption rights under the Limited Partnership Agreement and the Indentures (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer.

     The Offer will expire at 5 p.m. New York time on                , 1998,
unless otherwise extended.

     The Offer is conditioned upon, among other things, the receipt by AT&T Capital of consents to the Proposed Amendments from holders of record of Trust Preferred Securities representing not less than a majority in liquidation amount of all of the outstanding Trust Preferred Securities. Holders of Securities as of the Record Date who wish to tender their Securities must consent to the Proposed Amendments.

     The Trust Preferred Securities will be purchased at $      per Security
(the 'Purchase Price'), plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation. Holders of Trust Preferred Securities who do not tender their Securities in the Offer
will receive a redemption price of $      per Security (the 'Redemption Price'),
plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. The Redemption Price is less than the Purchase Price being offered by AT&T Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, upon the terms and conditions of the Offer, AT&T Capital accepts for purchase and purchases Securities in the Offer, such non-tendering holders will only receive the Redemption Price for their Securities which have not been validly tendered in the Offer.

     The dealer manager for the Offer is Merrill Lynch & Co. The information agent is Georgeson & Company Inc. Questions or requests for assistance may be directed toll-free to the information agent at (212) 440-9800 or to Merrill Lynch at (888) 654-8637.


     AT&T Capital is a wholly-owned subsidiary of Newcourt Credit Group Inc. ('Newcourt'). Newcourt is one of the world's leading sources of asset-backed financing serving the corporate commercial and institutional markets with owned and managed assets of US$22.4 billion (C$31.9 billion) and a global distribution capability in 24 countries. The Trust Preferred Securities trade on the New York Stock Exchange under the symbol 'TCD'.


                                   # # # # #

                                IMPORTANT NOTES:

     This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares. The Offer is made solely by the Offer to Purchase and
Consent Solicitation, dated                , 1998, and the related Letter of
Transmittal and Consent and is not being made to (nor will tenders be accepted from or on behalf of) owners of Securities residing in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction, the laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed made on behalf of AT&T Capital by Merrill Lynch & Co. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                                                      APPENDIX 7

                    FORM OF FOLLOW-UP NOTICE TO SHAREHOLDERS
                                 URGENT NOTICE

                                                                          , 1998

Dear Holder of Trust Preferred Securities:

     We have attempted to contact you by telephone to discuss important issues relating to your 9.06% Trust Originated Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of Capita Preferred Trust. To date we have been unable to reach you by phone.

     It is extremely important that we discuss this matter with you. We would appreciate it if you would take a moment and please call during business hours our Information Agent, Georgeson & Company Inc. at (800) 223-2064.

     Thank you for your interest in the affairs of Capita Preferred Trust. I appreciate your cooperation.

                                           Sincerely,

                                                                      APPENDIX 8

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                    GIVE THE
FOR THIS TYPE OF ACCOUNT:           TAXPAYER
                                    IDENTIFICATION
                                    NUMBER OF --

 1. An individual's account         The individual

 2.Two or more individuals (joint   The actual owner of the
   account)                         account or, if combined
                                    funds, the first
                                    individual on the
                                    account(1)

 3.Custodian account of a minor     The minor(2)
   (Uniform Gift to Minors Act)

 4.  A.The usual revocable          The grantor- trustee(1)
       savings trust (grantor is
       also trustee)
     B.So-called trust account      The actual owner(1)
       that is not a legal or
       valid trust under state
       law.

 5. Sole proprietorship             The owner(3)

 6. A valid trust, estate, or       The legal entity (Do not
    pension trust                   furnish the identifying
                                    number of the personal
                                    representative or
                                    trustee unless the legal
                                    entity itself is not
                                    designated in the
                                    account title.)(4)

                                    GIVE THE
FOR THIS TYPE OF ACCOUNT:           TAXPAYER
                                    IDENTIFICATION
                                    NUMBER OF --
 7. Corporate account               The corporation

 8. Religious, charitable, or       The organization
    educational organization
    account

 9. Partnership account             The partnership

10. Association, club, or other     The organization
    tax-exempt organization

11. A broker or registered nominee  The broker or nominee

12. Account with the Department of  The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that
    receives agricultural program
    payments


    (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

    (2) Circle the minor's name and furnish the minor's social security number.

    (3) Show your individual name. You may also enter your business or 'doing business as' name. You may use either your social security number or your employer identification number.

    (4) List first and circle the name of the legal trust, estate, or pension trust.

    NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

Note: Section references are to the Internal Revenue
      Code unless otherwise noted.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the 'IRS') and apply for a number.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and persons registered under the Investment Advisors Act of 1940 who regularly act as brokers are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation (other than certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

     (1) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

     (2) The United States or any of its agencies or instrumentalities.

     (3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (4) A foreign government or any of its political sub-divisions, agencies or instrumentalities.

     (5) An international organization or any of its agencies or instrumentalities.

     (6) A corporation.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends that generally are exempt from backup withholding include the following:

  Payments to nonresident aliens subject to withholding under section 1441.

  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  Payments of patronage dividends not paid in money.

  Payments made by certain foreign organizations.

  Section 404(k) payments made by an ESOP.

Payments of interest that generally are exempt from backup withholding include the following:

  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  Payments described in section 6049(b)(5) to nonresident aliens.

  Payments on tax-free covenant bonds under section 1451.

  Payments made by certain foreign organizations.

  Payments of mortgage interest to you.

Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.


PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                           STATEMENT OF DIFFERENCE

The service mark symbol shall be expressed as.............................'sm'